TABLE OF CONTENTS
President's Letter.....................................................1
GROWTH & INCOME FUNDS:
Investment Review......................................................3
Portfolios of Investments:
 Aetna Balanced Fund...................................................13
 Aetna Growth and Income Fund..........................................22
 Aetna Real Estate Securities Fund.....................................28
Statements of Assets and Liabilities...................................29
Statements of Operations...............................................31
Statements of Changes in Net Assets....................................32
Notes to Financial Statements..........................................38
Additional Information.................................................45
Financial Highlights...................................................46

                               PRESIDENT'S LETTER



Dear Fellow Shareholder,

Thank you for investing in the Aetna Series Fund, Inc. With nearly 9,000 mutual funds available in today's market, we appreciate your confidence in us.

A brief review of the economy over the past six months lends some interesting insights into the performance of financial markets. The U.S. economy grew at an astonishing annualized rate of 7.3% in the fourth quarter of 1999 and 5.4% in the first quarter of 2000, as measured by real Gross Domestic Product. The pace of this wealth-induced growth, combined with other inflation concerns, has led the Federal Reserve to raise the Federal Funds rate by 0.75% since November to its current 6.00%, and the end is not yet in sight. Still, consumers remained confident about the economy, and economic statistics continued to show strength.

Equity markets experienced significant volatility but ended positively despite rising interest rates. Often extreme, this volatility plagued all facets of the stock market during the first four months of 2000, but was most noticeable in the technology sector. Domestic bonds produced positive returns despite interest rate increases by the Federal Reserve, and short-term interest rates moved higher than long-term interest rates.

The Fund and its advisor, Aeltus Investment Management, Inc., strive to continuously improve its products and services. Here are some highlights of our recent efforts:

  o AETNA PRINCIPAL PROTECTION FUND II enjoyed a successful offering, as investors committed nearly $130 million to the fund; AETNA PRINCIPAL PROTECTION FUND III is in its offering period until May 30, 2000. These innovative total-return funds offer investors downside protection - while providing investors the opportunity for upside market potential.

  o On December 22, 1999, Aeltus announced the acquisition of a minority equity interest in ELIJAH ASSET MANAGEMENT, LLC (EAM), headquartered in San Francisco. EAM is known as a skilled manager of specialized growth and technology funds.

  o AETNA TECHNOLOGY FUND was launched on March 1, 2000. Sub-advised by EAM, this fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the technology sector.

  o Your Board of Directors considered and agreed to submit to you a proposal (proxy) to LIQUIDATE FOUR FUNDS: Aetna Mid Cap Fund, Aetna Real Estate Securities Fund, Aetna High Yield Fund and Aetna Index Plus Bond Fund. Proxy materials will be mailed to those of you in these funds on or about May 30, 2000, with a proposed liquidation date on or before September 1, 2000.

  o On March 31, five of our funds were recognized by Morningstar, Inc. with four and five star ratings.

This is merely a sample of some of the ways we have set out to fulfill our commitment to bringing you our best in products and services. Again, we very much appreciate and value your continued confidence in our funds and in Aeltus.

Sincerely,

[Graphic; signature of J. Scott Fox]

J. Scott Fox
President
Aetna Series Fund, Inc.

A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling 800-238-6263, option 2. Read the prospectus carefully before investing.

AETNA BALANCED FUND
Growth of $10,000

[Line chart data]

                                                                                60% S&P 500/
               Aetna Balanced                          Lehman Brothers          40% Lehman Aggregate
               Fund (Class I)      S&P 500 Index       Aggregate Bond Index     Bond Index
Jan-92         10,000              10,000              10,000                   10,000
               10,020               9,747               9,872                    9,797
               10,309               9,932              10,271                   10,068
               10,459              10,245              10,712                   10,433
Dec-92         10,669              10,760              10,741                   10,758
               10,989              11,231              11,185                   11,219
               11,119              11,286              11,481                   11,373
               11,449              11,577              11,781                   11,668
Dec-93         11,709              11,845              11,788                   11,833
               11,398              11,396              11,450                   11,429
               11,268              11,444              11,332                   11,412
               11,531              12,004              11,401                   11,775
Dec-94         11,509              12,002              11,444                   11,794
               12,053              13,170              12,021                   12,720
               13,078              14,428              12,753                   13,758
               13,890              15,575              13,003                   14,520
Dec-95         14,522              16,513              13,557                   15,294
               14,907              17,400              13,317                   15,671
               15,460              18,181              13,393                   16,129
               16,066              18,743              13,641                   16,555
Oct-96         16,394              19,260              13,944                   16,975
               17,289              21,575              14,094                   18,264
               17,040              22,095              14,182                   18,580
               19,685              26,439              14,877                   21,107
Oct-97         19,602              25,447              15,183                   20,813
               20,417              27,384              15,604                   21,991
               22,145              31,174              15,725                   23,865
               22,211              31,542              16,043                   24,230
Oct-98         21,711              31,047              16,598                   24,441
               24,175              36,281              16,862                   27,029
               24,588              37,975              16,712                   27,689
               24,522              37,915              16,433                   27,497
Oct-99         24,922              39,014              16,686                   28,155
               25,719              40,032              16,551                   28,523
Apr-00         26,943              41,818              16,923                   29,570

----------------------------------------
     Average Annual Total Returns
 for the period ended April 30, 2000*
----------------------------------------
            1 Year  5 Years    Inception
----------------------------------------
Class I     9.63%   16.85%     12.64%
----------------------------------------
Class A:
 POP (1)    3.15%   14.90%     11.14%
 NAV (2)    9.42%   16.27%     11.94%
----------------------------------------
Class B:
 w/CDSC (3) 3.65%   15.48%     11.53%
 NAV        8.65%   15.70%     11.53%
----------------------------------------
Class C:
 w/CDSC (4) 7.65%   15.69%     11.52%
 NAV        8.65%   15.69%     11.52%
----------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                               AETNA BALANCED FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Balanced Fund Class I shares generated a 8.11% total return, net of fund expenses, for the six month period ended April 30, 2000. The benchmark, 60% Standard & Poor's (S&P) 500 Index(a)/40% Lehman Brothers Aggregate Bond Index(b), returned 5.03% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The economy expanded at a 7.3% annual pace in the fourth quarter of 1999 and continued to grow at a healthy pace of 5.4% in the first quarter of 2000, as measured by real Gross Domestic Product. This wealth-induced growth, combined with inflation concerns (increased labor costs, high oil prices, continued tight labor markets and strong National Association of Pur-


                                                      See Definition of Terms. 3
chasing Management prices paid index results) has led to a gradual tightening strategy by the Federal Open Market Committee of the Federal Reserve Bank (the "Fed"). Since November, the Federal Funds rate was increased 75 basis points to 6.00%, and the end of the tightening is not yet in sight. (One basis point is equal to one hundredth of a percent, or 0.01%.) Despite the three rate hikes by the Fed, consumers continued to be confident about the economy and economic statistics continued to show strength.

Over the past six months, equity markets experienced significant volatility but ended up advancing despite the rise in interest rates. Equity performance for the period was led by small and mid cap stocks as measured by the Russell 2000 Index(d) (+18.72%) and the S&P MidCap 400 Index(c) (+21.26%). Large cap stocks, as measured by the S&P 500 Index, came in considerably behind the Russell 2000 Index, returning 7.20%. (Market capitalization, or cap, is the value of a company based on the market price of its stock. Market cap is calculated by multiplying the number of shares outstanding by the current price of a single share.)

After strong performance during the last two months of 1999, volatility plagued large, mid and small cap stocks during the first four months of 2000. For those four months, small and mid cap stocks ended in positive territory, posting a gain of 4.15% but large cap stocks ended the same period with a negative 0.78% return.

Despite the volatility, year to date sales of mutual funds remain strong. During the first three months of 2000, Financial Research Corporation estimated that mutual funds received inflows of $68.1 billion compared to $50.9 billion for the same period a year ago.

Domestic bonds, as measured by the Lehman Brothers Aggregate Bond Index produced a total return of 1.42% during the six month period, despite the Fed's rate increases. The big story in Treasuries was not the change in yield levels as much as the violent change in the shape of the yield curve, from a positively sloped curve to an inverted one. (An inverted yield curve occurs when short-term interest rates are higher than long-term interest rates.) While 30-year bond yields declined 20 basis points, two-year bond yields increased 89 basis points. This inversion is due not solely to the lower supply of Treasuries in the long end (much of the Treasuries buyback program will be concentrated in the long end), but also reflects a Treasury market that expects the Fed to continue raising the Fed Funds rate in order to slow the economy.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

Large Cap Stocks:

The large cap portion performed well during the period. The quantitative model provided good discrimination between stocks with high relative returns and those with low relative returns. The model's factors relating to equity analyst earnings estimates and price momentum were particularly effective. The model's P/E factor, like other value factors, performed poorly during the quarter. The average return of the 10% of stocks in the S&P 500 with the lowest P/E was lower than the average return of the 10% of stocks with the highest P/E by 40%. (The Price/Earnings multiple, or P/E, is calculated by dividing the price of one share by the earnings per share generated by the firm. A measure of the attractiveness of a particular security, the P/E ratio gives investors an idea of how much they are paying for earning power.)

Within the S&P 500 Index, smaller stocks generally underperformed larger stocks. On an equally weighted basis, the S&P 500 rose 5.2% while the Index's market cap weighted return was 7.2%. The large cap portion of the Fund benefited from the large number of well-ranked stocks in the technology sector; that sector had the highest absolute return during the period. Conversely, there were very few well-ranked stocks in the consumer non-durables sector. Our resulting underweight in that sector added to performance.

Mid and Small Cap Stocks:

The performance of the small to mid cap portion of the Fund was primarily due to our overweighted position in two areas: biotechnology and technology. Our decision to overweight biotechnology made a significant contribution to our strong performance.


4 See Definition of Terms.

In technology, we benefited primarily from strong stock selection. Our holdings in energy, commercial services and raw materials generally added to performance, while holdings in the financial and consumer discretionary area hurt performance.

Fixed Income:

Fixed income performance within the Fund was negatively impacted by an exposure to international bonds. These bonds underperformed as domestic growth continued strong against foreign economies, and the U.S. dollar appreciated against the Euro (the single European currency introduced in January 1999).

Underweighting our holdings in investment grade corporate bonds, agency bonds and mortgage-backed securities had mixed results early in the period. However, overweighting these sectors late in the period detracted from performance as these sectors all underperformed Treasuries.

The impact of duration was mixed, although our short duration posture over much of the period paid off as rates increased.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The impact of the five Fed interest rate hikes since June 1999 and the prospect of additional Fed intervention could weigh heavily on equity markets over the next few months. As investors, we are faced with these questions: when will the economy begin to slow, and what will be the impact on the equity markets? If the Fed has done its job correctly, the slowdown should be modest. Under these conditions, equity markets could continue to show strength but perhaps at a slower pace than prior years, and with a broader participation in the number of stocks. Many of the factors that have positively influenced the economy and the equity market are still intact. Those factors include low inflation, productivity improvements, technological advances, and global economic strength. This strong foundation should continue to have a positive effect on the direction of the stock market.

On the bond side, we expect the yield curve to remain inverted until it appears likely that the Fed is nearing its goal. With spreads at historically wide levels, we are comfortable with an overweight position in totality across A- and above rated corporate and agency issues, but expect to remain defensive and trend toward underweight positions in BBB- rated securities. While we don't think we will get back to historical averages any time soon, due to some of the previously mentioned risk factors, we do think the risk/reward tradeoff is attractive at current levels.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                         3.2%        2.3%        0.9%
Commercial Services                     2.4%        1.2%        1.2%
Consumer Discretionary                 10.2%       11.1%       (0.9)%
Consumer Non-Discretionary              3.9%        5.2%       (1.3)%
Energy                                  8.0%        6.1%        1.9%
Finance                                12.1%       12.8%       (0.7)%
Healthcare                              8.9%       10.4%       (1.5)%
Manufacturing                           9.7%       10.0%       (0.3)%
Technology                             34.3%       31.9%        2.4%
Utilities                               7.3%        9.0%       (1.7)%


                                                      See Definition of Terms. 5

                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
Intel Corp.                               2.4%
Cisco Systems, Inc.                       2.3%
General Electric Co.                      1.8%
Microsoft Corp.                           1.7%
Exxon Mobil Corp.                         1.5%
Oracle Corp.                              1.3%
Citigroup, Inc.                           0.9%
Wal-Mart Stores, Inc.                     0.9%
Hewlett Packard Co.                       0.8%
International Business Machines Corp.     0.7%

                                                            % OF NET
TOP FIVE INCOME HOLDINGS                                     ASSETS
Government National Mortgage Association, 7.00%, 12/15/28     1.4%
Federal National Mortgage Association, 6.50%, 09/15/09        1.4%
Federal Home Loan Mortgage Association, 7.00%, 03/15/10       1.4%
Federal National Mortgage Association, 6.63%, 09/15/09        1.3%
Government National Mortgage Association, 7.50%, 12/15/23     1.3%

The opinions expressed reflect those of the portfolio manager only through April 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


6 See Definition of Terms.

AETNA GROWTH AND INCOME FUND
Growth of $10,000

[Line chart data]

               Aetna Growth and
               Income Fund (Class I)    S&P 500 Index
Jan-92         10,000                   10,000
                9,940                    9,747
                9,940                    9,932
               10,299                   10,245
Dec-92         10,779                   10,760
               11,060                   11,231
               10,929                   11,286
               11,199                   11,577
Dec-93         11,489                   11,845
               11,149                   11,396
               11,093                   11,444
               11,413                   12,004
Dec-94         11,449                   12,002
               12,127                   13,170
               13,225                   14,428
               14,350                   15,575
Dec-95         15,056                   16,513
               15,884                   17,400
               16,701                   18,181
               17,397                   18,743
Oct-96         17,955                   19,260
               20,306                   21,575
               20,225                   22,095
               24,486                   26,439
Oct-97         24,677                   25,447
               25,126                   27,384
               28,458                   31,174
               27,667                   31,542
Oct-98         25,619                   31,047
               30,374                   36,281
               30,599                   37,975
               31,267                   37,915
Oct-99         31,511                   39,014
               32,626                   40,032
Apr-00         34,161                   41,818

----------------------------------------
     Average Annual Total Returns
 for the period ended April 30, 2000*
----------------------------------------
            1 Year  5 Years    Inception
----------------------------------------
Class I     11.64%  22.36%     15.90%
----------------------------------------
Class A:
 POP (1)     4.98%  20.30%     14.42%
 NAV (2)    11.38%  21.73%     15.23%
----------------------------------------
Class B:
 w/CDSC (3)  5.98%  20.96%     14.75%
 NAV        10.54%  21.15%     14.75%
----------------------------------------
Class C:
 w/CDSC (4)  9.60%  21.15%     14.75%
 NAV        10.51%  21.15%     14.75%
----------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          AETNA GROWTH AND INCOME FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Growth and Income Fund Class I shares generated a 8.41% total return, net of fund expenses, for the six month period ended April 30, 2000. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 7.20% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Most major equity markets experienced strong performance over the past six months. Leading the way were small and mid cap stocks, as evidenced by increases in the Russell 2000 Index(d), up 18.72%, and the S&P MidCap 400 Index(c), up 21.26%, compared to 7.20% for the S&P 500 Index, a typical measure of large cap stocks. (Market capitalization, or cap, is the value of a company based on the market price of its stock. Market cap is calculated by multiplying the number of shares outstanding by the current price of a single share.) Our investments in small and mid cap stocks contributed significantly to the Fund's outperformance.


                                                      See Definition of Terms. 7

Growth stocks outperformed value stocks this period, with the S&P Growth Index(i) up 10.82% compared to 2.64% for the S&P Value Index(j). Since the end of February however, growth stocks have suffered as a result of increased volatility in the technology sector, and value stocks have reaped the rewards of investors looking for a safe haven. (Value stocks are those that appear currently undervalued, typically selling at a low price/earnings ratio. Growth stocks are those that have experienced and are expected to continue to experience consistently high growth in operations and earnings, normally paying little or no dividends.)

Although the Federal Reserve Bank (the Fed) implemented more interest rate increases, thereby raising short-term interest rates to 6.00%, concerns around reduced money supply continued to weigh down long-term interest rates, thus the 30-year Treasury bond yield fell from 6.25% to 5.96%.

The asset allocation breakdown is as follows:

ASSET CLASS                                  BENCHMARK INDEX             INDEX RETURN
Large Company Stocks                         S&P 500 Index (a)               7.20%
Mid Company Stocks                           S&P MidCap 400 Index (c)       21.26%
Small Company Stocks                         Russell 2000 Index (d)         18.72%
International Stocks                         MSCI EAFE Index (e)             6.84%
Real Estate Stocks                           NAREIT Equity Index (f)        10.91%
Domestic Bonds                               Salomon Broad Index (g)         1.41%
Cash Equivalents                             U.S. 90 Day T-Bill (h)          2.66%

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

Despite their recent volatility, investments in the technology sector were a primary driver of performance. Overweighting the technology sector helped performance, but it was primarily strong stock selection within the technology sector that propelled us to outperforming our benchmark. The strongest technology contributor was semiconductor equipment manufacturer Applied Materials, which was up 127% for the period. Another big contributor was Yahoo! Inc. We held Yahoo in the Fund before it was added to the S&P 500 Index on December 7, 1999 and benefited from the positive performance gain that usually accompanies an addition to the Index. Our current underweight position has protected us from the year-to-date volatility that Yahoo has experienced.

Technology holdings in mid cap stocks also had a positive impact on performance. For example, Infospace Inc. was up 416%, SDL, Inc. was up 216% and BEA Systems, Inc. was up 323%.

Slightly overweight positions and poor stock selection in the consumer cyclical and transportation sectors had a negative impact on the Fund.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The impact of the five Fed interest rate hikes since June 1999 and the prospect of additional Fed intervention could weigh heavily on equity markets over the next few months. As investors, we are faced with the following questions: When will the economy begin to slow, and what will be the impact on equity markets? If the Fed has done its job correctly, an economic slowdown should be modest. Under these conditions, equity markets could continue to show strength but perhaps at a slower pace and across a broader spectrum of stocks than in prior years. Many of the factors that have positively influenced the economy and the equity markets are still intact. Those include low inflation, improved productivity, technological advances, and global economic strength. This strong foundation should continue to have a positive effect on the direction of the stock market.


8 See Definition of Terms.

ASSET ALLOCATION:                            ECONOMIC EXPOSURE*
ASSET CLASS                                  04/30/00  10/31/99
Large Cap Stocks                                83%       80%
Mid Cap Stocks                                   7%        2%
Small Cap Stocks                                 2%        --
International Stocks                             5%        5%
Real Estate Stocks                               --        3%
Convertible Securities                           --        1%
Special Situations**                             --        3%
Cash Equivalents                                 3%        6%
                                -----------------------------------
                                               100%      100%
                                ===================================

* Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

** The special situations category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities, and stocks of companies which derive their value from something other than current assets, earnings and dividends.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                         1.6%        2.3%       (0.7)%
Commercial Services                     0.6%        1.2%       (0.6)%
Consumer Discretionary                 10.1%       11.1%       (1.0)%
Consumer Non-Discretionary              3.9%        5.2%       (1.3)%
Energy                                  6.5%        6.1%        0.4%
Finance                                12.3%       12.8%       (0.5)%
Healthcare                             10.7%       10.4%        0.3%
Manufacturing                          10.7%       10.0%        0.7%
Technology                             34.9%       31.9%        3.0%
Utilities                               8.7%        9.0%       (0.3)%

                                 % OF NET
TOP TEN EQUITY HOLDINGS           ASSETS
General Electric Co.               4.7%
Cisco Systems, Inc.                4.6%
Intel Corp.                        4.5%
Exxon Mobil Corp.                  3.3%
Citigroup, Inc.                    2.2%
Microsoft Corp.                    2.2%
Sun Microsystems, Inc.             1.9%
Nortel Networks Corp.              1.9%
Pfizer, Inc.                       1.8%
Texas Instruments, Inc.            1.7%

The opinions expressed reflect those of the portfolio manager only through April 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


                                                      See Definition of Terms. 9

AETNA REAL ESTATE SECURITIES FUND
Growth of $10,000

[Line chart data]

               Aetna Real Estate
               Securities Fund          NAREIT Equity
               (Class I)                REIT Index
Feb-98         10,000                   10,000
                9,660                    9,680
                9,030                    8,927
Oct-98          8,320                    8,384
                8,270                    8,703
                8,840                    8,890
                8,726                    8,688
Oct-99          8,104                    8,048
                8,239                    8,195
Apr-00          8,967                    8,766

----------------------------------------
     Average Annual Total Returns
 for the period ended April 30, 2000*
----------------------------------------
                1 Year        Inception
----------------------------------------
Class I          1.43%        -4.76%
----------------------------------------
Class A:
 POP (1)        -4.71%        -7.48%
 NAV (2)         1.11%        -5.00%
----------------------------------------
Class B:
 w/CDSC (3)     -4.47%        -6.91%
 NAV             0.29%        -5.70%
----------------------------------------
Class C:
 w/CDSC (4)     -0.61%        -5.72%
 NAV             0.34%        -5.72%
----------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. For the period prior to the inception of Class B and Class C, the performance is calculated by using the performance of Class I since its inception date (02/02/98), adjusted for fees and expenses. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                       AETNA REAL ESTATE SECURITIES FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Real Estate Securities Fund Class I shares generated a 10.64% total return, net of fund expenses, for the six month period ended April 30, 2000. The benchmark, NAREIT Equity REIT Index(f), returned 10.91% for the same period.

WHAT ECONOMIC AND FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

March witnessed a broadening of U.S. equity markets as money poured out of the momentum-driven technology and biotechnology stocks and into some of the more traditional "old economy" stocks, such as those in the Dow Jones Industrial Average. Real Estate Investment Trusts (REITs) enjoyed the attention as investors began shifting their focus back to fundamental characteristics and earnings quality as the basis for choosing attractive stocks. For the second fiscal quarter ending April 30, 2000,


10 See Definition of Terms.

the NAREIT Equity REIT Index returned 8.92%. In contrast, the Standard & Poor's 500 Index(a), a traditional measure of larger stocks, returned 4.46% and the NASDAQ Composite(k), with its heavy concentration of technology stocks, returned -2.02%.

There are a number of reasons why investors are regaining confidence in REITs:

  o Valuations continue to remain attractive. Even with the recent surge in the group's performance, REITs still trade at a 5-15% discount to their underlying net asset values.

  o Expected total returns for REITs are 15% on average in 2000. The average REIT dividend yield is currently 8-9%, higher than that of most utilities. Earnings growth has stabilized and is expected to range between 7-8% for 2000.

  o REIT managers are proving that they can add shareholder value and generate internal growth. With less access to the capital markets, REIT managers have been re-deploying assets and cash to strengthen their property portfolios. The free cash flow generated from these better-performing properties has also been used to keep debt levels down and to buy back stock, both of which are good for stock prices.

Continued interest rate increases remain a potential threat to earnings. Since REITs typically finance themselves with short-term and long-term debt, interest rate increases can have a negative impact on earnings as they raise the cost of borrowing money.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The Fund's performance was helped by a shift to an overweight position in the office sector, taking advantage of the strong fundamentals of this group. Good stock selection in the hotel and retail sectors also helped performance. We reduced the Fund's holdings in the multi-family sector which had a positive impact on performance, though stock selection in this sector slightly hurt the Fund. We continue to be close to benchmark weight in the retail sector, and to underweight healthcare and hotels.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We expect the current volatility in the U.S. equity markets to continue in the short-term. Notwithstanding, we believe REITs will hold their own in this environment and finish the year higher. We expect REIT values to increase, though remain significantly below the peak levels reached by the group in October 1997. Based on current dividend yields, strong fundamentals and continued equilibrium in the real estate markets, we believe REITs will produce a 10-15% total return for fiscal 2000.

The Fund invests in real estate investment securities that involve certain risks including management skills, changes in general or regional economy, changes in property value and refinancing.

                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
Equity Residential Properties Trust       5.0%
Boston Properties, Inc.                   4.9%
Equity Office Properties Trust            4.7%
Kimco Realty Corp.                        4.2%
Simon Property Group, Inc.                4.0%
ProLogis Trust                            3.9%
Spieker Properties, Inc.                  3.6%
General Growth Properties, Inc.           3.0%
Apartment Investment & Management Co.     3.0%
Vornado Realty Trust                      3.0%

The opinions expressed reflect those of the portfolio manager only through April 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


                                                     See Definition of Terms. 11

DEFINITION OF TERMS

(1) On February 2, 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to that date, Class A performance is calculated by using the performance of Class I shares and deducting the Class A front-end load and internal fees and expenses applicable to the Class A shares. The maximum load for the Funds is 5.75%. The POP (public offering price) returns reflect this maximum load.

(2) NAV (net asset value) returns are net of Fund expenses only and do not reflect the deduction of a front-end load or contingent deferred sales charges. This charge, if reflected, would reduce the performance results shown.

(3) The Funds began offering Class B shares on March 1, 1999. For periods prior to that date, Class B performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class B shares. Class B share returns with CDSC (contingent deferred sales charge) reflect the deduction of a maximum CDSC, assuming full redemption at the end of the period. The CDSC applies for all shares redeemed prior to the end of the first six years of ownership. The CDSC charges are as follows: Year 1 - 5%, Year 2 - 4%, Year 3 - 3%, Year 4 - 3%, Year 5 - 2%, Year 6 - 1%.

(4) The Funds began offering Class C shares on June 30, 1998. For periods prior to that date, Class C performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class C shares. Class C share returns for periods less than 18 months reflect the deduction of the contingent deferred sales charge of 1%.

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(c) The Standard & Poor's MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(d) The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.

(e) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(f) The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System as reported by Frank Russell Company.

(g) Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

(h) Three-month Treasury bills are backed by full faith and credit of the U.S. Government, short-term investments are equivalent to cash because their maturity is only three months.

(i) S&P 500 Growth Index is the Standard & Poor's 500 Growth Index. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Growth index contains companies with higher price-to-book ratios, while the Value index contains those with lower ratios.

(j) S&P 500 Value Index is the Standard & Poor's 500 Value Index. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Value index contains companies with lower price-to-book ratios, while the Growth index contains those with higher ratios.

(k) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

The unmanaged indices described above are not available for individual investment.

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
BALANCED
================================================================================

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         -------------     ---------------
COMMON STOCKS (58.7%)
AIR TRANSPORT (0.3%)
America West Holdings Corp. + .........       14,600            $213,525
AMR Corp. + ...........................          200               6,813
Delta Air Lines, Inc. .................          400              21,100
FedEx Corporation + ...................        1,500              56,531
SkyWest, Inc. .........................        1,400              58,975
Southwest Airlines Co. ................        1,375              29,820
                                                           ---------------
                                                                 386,764
                                                           ---------------
ALUMINUM (0.1%)
Alcan Aluminum Ltd. ...................        1,300              42,575
Alcoa Inc. ............................        1,900             123,263
Reynolds Metals Co. ...................          400              26,600
                                                           ---------------
                                                                 192,438
                                                           ---------------
AUTO PARTS AND HARDWARE (0.1%)
Black & Decker Corp. ..................          700              29,444
Genuine Parts Co. .....................        1,300              34,125
Goodyear Tire & Rubber Co. (The) ......          500              13,813
Snap-On, Inc. .........................          300               7,931
Stanley Works (The) ...................          400              11,800
                                                           ---------------
                                                                  97,113
                                                           ---------------
AUTOMOTIVE (0.7%)
Dana Corp. ............................          700              21,263
Delphi Automotive Systems Corp. .......        3,144              60,129
Eaton Corp. ...........................          400              33,600
Ford Motor Co. ........................        5,400             295,312
General Motors Corp. + ................        4,600             430,675
Harley-Davidson, Inc. .................        1,600              63,700
Johnson Controls, Inc. ................          600              37,987
TRW, Inc. .............................          400              23,400
                                                           ---------------
                                                                 966,066
                                                           ---------------
BANKS AND THRIFTS (2.4%)
Astoria Financial Corp. ...............        5,200             143,325
Bank of America Corp. .................        4,315             211,435
Bank of New York Co., Inc. ............        4,200             172,462
Bank One Corp. ........................           66               2,013
BB&T Corp. ............................        1,800              47,925
Chase Manhattan Corp. .................        5,400             389,137
Citizens Banking Corp. ................        6,000             107,250
Comerica, Inc. ........................          850              36,019
East West Bancorp, Inc. ...............        8,100             101,250
Fifth Third Bancorp ...................        1,800             113,625
First Tennessee National Corp. ........        7,200             136,800
Firstar Corp. .........................        2,581              64,202
FirstFed Financial Corp. + ............        8,300             103,750
Fleet Boston Financial Corp. ..........        5,095             180,554
Golden West Financial Corp. ...........          800              27,300
Huntington Bancshares Inc. ............        1,353              24,692
J.P. Morgan & Co. .....................        1,100             141,213
Mellon Financial Corp. ................        2,600              83,525
Northern Trust Corp. ..................        1,100              70,538

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         -------------     ---------------
BANKS AND THRIFTS (CONTINUED)
Old Kent Financial Corp. ..............          600          $   18,075
Peoples Heritage Financial Group, Inc.         9,000             117,563
PNC Bank Corp. ........................        2,000              87,250
Regions Financial Corp. ...............          700              14,306
SouthTrust Corp. ......................        1,000              23,875
State Street Corp. ....................          800              77,500
Summit Bancorp ........................        1,000              25,375
Suntrust Banks, Inc. ..................        1,600              81,200
Synovus Financial Corp. ...............        1,600              29,700
U.S. Bancorp ..........................        1,800              36,563
Union Planters Co. ....................          700              19,819
Wachovia Corp. ........................        1,100              68,956
Washington Mutual, Inc. ...............           98               2,505
Wells Fargo & Co. .....................        7,800             320,287
Wilmington Trust Corp. ................        1,200              55,350
                                                           ---------------
                                                               3,135,339
                                                           ---------------
BIOTECH AND MEDICAL PRODUCTS (1.4%)
Amgen, Inc. + .........................        4,700             263,200
Bard (C.R.) Inc. ......................          300              13,069
Bausch & Lomb, Inc. ...................          300              18,113
Becton, Dickinson & Co. ...............        1,200              30,750
Biogen, Inc. + ........................        1,200              70,575
Biomet, Inc. ..........................          600              21,413
Cubist Pharmaceuticals, Inc. + ........        1,700              54,612
Datascope Corp. + .....................        5,200             172,250
Enzon, Inc. + .........................        4,100             152,725
Genelabs Technologies, Inc. + .........        1,500               7,875
Guidant Corp. + .......................        1,700              97,537
IDEC Pharmaceuticals Corp. + ..........          900              57,600
Immunomedics, Inc. + ..................        7,300             105,850
Mallinckrodt Inc. .....................          400              10,750
Medtronic, Inc. + .....................        6,200             322,012
Pharmacyclics, Inc. + .................          800              36,300
Protein Design Labs, Inc. + ...........        1,100             111,650
Saint Jude Medical, Inc. + ............          500              15,594
SangStat Medical Corporation + ........        4,000             115,000
SICOR Inc. + ..........................       18,800             212,675
                                                           ---------------
                                                               1,889,550
                                                           ---------------
CHEMICALS (0.4%)
Dow Chemical Co. ......................        1,200             135,600
Du Pont (E.I.) de Nemours .............        5,200             246,675
Hercules, Inc. ........................          500               7,781
Rohm & Haas Co. .......................        1,095              39,010
Union Carbide Corp. ...................          700              41,300
                                                           ---------------
                                                                 470,366
                                                           ---------------
COMMERCIAL SERVICES (0.5%)
Deluxe Corp. ..........................          500              12,594
Getty Images, Inc. + ..................        6,400             194,400
Interpublic Group of Co., Inc. (The) ..        1,800              73,800
NOVA Corp. + ..........................        7,200             227,700
Omnicom Group, Inc. ...................        1,000              91,062


                                      See Notes to Portfolio of Investments. 13

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
BALANCED (CONTINUED)
================================================================================

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         -------------     ---------------
COMMERCIAL SERVICES (CONTINUED)
Paychex, Inc. .........................        1,150          $   60,519
RR Donnelley & Sons Co. ...............        1,000              21,250
Sabre Holdings Corporation ............          505              17,643
                                                           ---------------
                                                                 698,968
                                                           ---------------
COMPUTERS (3.2%)
Apple Computer, Inc. + ................        1,200             148,875
Cabletron Systems,  Inc. + ............        1,600              36,600
Compaq Computer Corp. .................        8,200             239,850
Cray, Inc. + ..........................        2,300               9,775
Dell Computer Corp. + .................       12,100             606,512
Gateway, Inc. + .......................        1,800              99,450
Hewlett Packard Co. ...................        7,300             985,500
International Business Machines Corp. .        8,800             982,300
Orbotech Ltd. + .......................        1,250             106,562
Sun Microsystems, Inc. + ..............       10,100             928,569
Unisys Corp. + ........................        2,100              48,694
                                                           ---------------
                                                               4,192,687
                                                           ---------------
CONGLOMERATE AND AEROSPACE (2.3%)
Alliant Techsystems, Inc. + ...........        1,100              76,588
Boeing Co. ............................        4,200             166,687
General Dynamics Corp. ................        1,000              58,500
General Electric Co. ..................       15,200           2,390,200
Goodrich (B.F.) Co. ...................          200               6,375
Loews Corp. ...........................          600              33,075
M-Systems Flash Disk Pioneers Ltd. + ..        1,300              85,800
National Service Industries, Inc. .....          200               4,300
Northrop Grumman Corp. ................          400              28,350
Perkin-Elmer Inc. + ...................          300              16,425
Textron, Inc. .........................          700              43,356
United Technologies Corp. .............        2,400             149,250
                                                           ---------------
                                                               3,058,906
                                                           ---------------
CONSUMER FINANCE (0.6%)
Capital One Financial Corp. ...........        1,200              52,589
Countrywide Credit Industries, Inc. ...          800              22,100
Federal National Mortgage Association .        4,800             289,500
Freddie Mac Corp. .....................        3,700             169,969
Household International, Inc. .........        2,400             100,200
MBNA Corp. ............................        4,250             112,890
SLM Holding Corp. .....................          800              25,050
                                                           ---------------
                                                                 772,298
                                                           ---------------
CONSUMER PRODUCTS (0.6%)
Avon Products, Inc. ...................        1,500              62,250
Clorox Co. ............................          600              22,050
Colgate-Palmolive Co. .................        2,600             148,525
Gillette Co. ..........................        2,800             103,600
International Flavors & Fragrances,
 Inc...................................          600              20,663
Kimberly-Clark Corp. ..................        2,900             168,381
Procter & Gamble Co. ..................        3,200             190,800
                                                           ---------------
                                                                 716,269
                                                           ---------------

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         -------------     ---------------
CONSUMER SERVICES (0.7%)
Brinker International, Inc. + .........        7,100          $  226,312
Cendant Corp. + .......................        3,900              60,206
Darden Restaurants, Inc. ..............          900              16,594
H&R Block, Inc. .......................          500              20,906
Harrah's Entertainment, Inc. + ........          800              16,450
Hilton Hotels Corp. ...................        1,300              11,050
Marriott International, Inc. ..........          900              28,800
McDonald's Corp. ......................        3,400             129,625
Metris Companies, Inc. ................        2,100              78,750
Mirage Resorts, Inc. + ................        1,200              24,450
Tricon Global Restaurants, Inc. + .....          380              12,968
Veterinary Centers of America, Inc. + .       19,800             267,300
Wendy's International, Inc. ...........          900              20,138
                                                           ---------------
                                                                 913,549
                                                           ---------------
CONSUMER SPECIALTIES (0.2%)
Brunswick Corp. .......................          600              11,513
Hasbro, Inc. ..........................        1,350              21,516
Jostens, Inc. .........................          300               7,406
Mattel, Inc. ..........................        1,000              12,250
Premier Parks Inc. + ..................        7,800             168,187
                                                           ---------------
                                                                 220,872
                                                           ---------------
DATA AND IMAGING SERVICES (8.5%)
3Com Corp. + ..........................          800              31,550
Adobe Systems, Inc. ...................          800              96,750
America Online, Inc. + ................       11,100             663,919
American Management Systems, Inc. + ...        4,700             173,900
Autodesk, Inc. ........................          400              15,350
Automatic Data Processing, Inc. .......        2,900             156,056
Banyan Systems, Inc. + ................        7,500             104,062
BMC Software, Inc. + ..................        1,200              56,175
Ceridian Corp. + ......................          900              19,519
Cisco Systems, Inc. + .................       43,100           2,988,042
Citrix Systems, Inc. + ................        1,000              61,063
Computer Associates International, Inc.        3,950             220,459
Computer Sciences Corp. + .............        1,000              81,563
Eastman Kodak Co. .....................        1,700              95,094
Electronic Data Systems Corp. .........        2,300             158,125
EMC Corp. + ...........................        4,900             680,794
Entrust Technologies, Inc. + ..........        4,700             230,887
First Data Corp. ......................        2,100             102,244
Go2Net, Inc. + ........................        1,900             113,050
In Focus Systems, Inc. + ..............        5,900             176,631
Mercury Computer Systems, Inc. + ......        3,300             126,844
Microsoft Corp. + .....................       32,300           2,252,925
Network Appliance, Inc. + .............        2,400             177,450
Novell, Inc. + ........................        1,800              35,325
Oracle Corp. + ........................       20,700           1,654,706
Parametric Technology Co. + ...........        1,300              10,603
Pinnacle Systems, Inc. + ..............        7,200             172,800
Scitex Corporation Ltd. + .............        5,100              60,563
Seagate Technology, Inc. + ............          500              25,406


14 See Notes to Portfolio of Investments.

================================================================================




                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         -------------     ---------------
DATA AND IMAGING SERVICES (CONTINUED)
Yahoo! Inc. + .........................        3,100         $   403,775
                                                           ---------------
                                                              11,145,630
                                                           ---------------
DISCRETIONARY RETAIL (2.9%)
AutoZone, Inc. + ......................        1,000              22,938
Bed Bath & Beyond, Inc. + .............          800              29,350
Best Buy Co., Inc. + ..................        1,300             104,975
Circuit City Stores, Inc. .............        1,100              64,694
Consolidated Stores Corp. + ...........          700               8,706
Costco Wholesale Corp. + ..............        2,600             140,562
Dillards, Inc. ........................          600               8,363
Dollar General Corp. ..................        1,300              29,738
Federated Department Stores, Inc. + ...        1,400              47,600
Gap, Inc. .............................        5,712             209,916
Home Depot, Inc. ......................       16,350             916,622
Insight Enterprises, Inc. + ...........        2,325              97,214
J.C. Penney Co., Inc. .................          900              12,431
Kmart Corp. + .........................        3,600              29,250
Kohl's Corp. + ........................        1,800              86,400
Lowe's Co., Inc. ......................        2,000              99,000
May Department Stores Co. .............        1,450              39,875
Nordstrom, Inc. .......................          400              11,125
Office Depot, Inc. + ..................          100               1,056
Sears, Roebuck & Co. ..................        2,000              73,250
Staples, Inc. + .......................        2,400              45,750
Tandy Corp. ...........................          900              51,300
Target Corporation ....................        2,300             153,094
The Limited, Inc. .....................        1,600              72,300
Toys "R" Us, Inc. + ...................        1,600              24,400
Tweeter Home Entertainment Group + ....        5,600             206,500
ValueVision International, Inc. + .....        5,200             103,675
Wal-Mart Stores, Inc. .................       20,300           1,124,112
                                                           ---------------
                                                               3,814,196
                                                           ---------------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
American Express Co. ..................        2,200             330,138
Citigroup Inc. ........................       20,524           1,219,895
Providian Financial Corp. .............          450              39,628
                                                           ---------------
                                                               1,589,661
                                                           ---------------
DRUGS (3.4%)
Abbott Laboratories ...................        4,100             157,594
Allergan, Inc. ........................          600              35,325
Alliance Pharmaceutical Corp. + .......        8,300              65,881
American Home Products Corp. ..........        3,300             185,419
Baxter International, Inc. ............        1,500              97,688
Bristol-Myers Squibb Co. ..............        9,800             513,887
Eli Lilly & Co. .......................        2,900             224,206
Johnson & Johnson .....................        3,500             288,750
Medicis Pharmaceutical Corp. + ........        3,900             170,625
Merck & Co., Inc. .....................       10,900             757,550
Pfizer, Inc. ..........................       18,200             766,675
Pharmacia Corporation .................        5,694             284,344
Schering Plough .......................        6,600             266,062

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         -------------     ---------------
DRUGS (CONTINUED)
Warner Lambert Co. ....................        5,500          $  625,969
                                                           ---------------
                                                               4,439,975
                                                           ---------------
ELECTRIC UTILITIES (1.1%)
AES Corp. + ...........................        1,000              89,938
Ameren Corp. ..........................          700              25,681
American Electric Power Co. ...........          500              18,313
Carolina Power & Light Co. ............          500              18,281
Central & South West Corp. ............        1,500              32,531
Cinergy Corp. .........................          700              18,725
CMS Energy Corp. ......................          700              13,300
Consolidated Edison, Inc. .............        1,100              38,706
Constellation Energy Group ............        1,300              42,981
Dominion Resources, Inc. ..............        1,604              72,180
DTE Energy Co. ........................          800              26,100
Duke Energy Corp. .....................        1,700              97,750
Edison International Inc. .............        1,900              36,219
Entergy Corp. .........................        1,700              43,244
FirstEnergy Corp. .....................        1,500              38,156
Florida Progress Corp. ................          500              24,500
FPL Group, Inc. .......................          800              36,150
GPU, Inc. .............................          900              25,256
Independent Energy Holdings + .........        6,000             234,000
Northern States Power Co. .............        1,000              21,813
Peco Energy Co. .......................        1,100              45,856
PG&E Corp. ............................        2,000              51,875
Pinnacle West Capital Corp. ...........          400              14,050
PPL Corporation .......................        1,200              28,650
Public Service Enterprise Group, Inc. .        1,600              57,400
Reliant Energy Inc. ...................        1,800              47,925
Southern Co. ..........................        4,200             104,737
Texas Utilities Co. ...................        1,200              40,425
Unicom Corp. ..........................        1,600              63,600
                                                           ---------------
                                                               1,408,342
                                                           ---------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.3%)
Lexmark International Group, Inc. + ...          900             106,200
Mettler-Toledo International, Inc. + ..        2,800              96,600
PE Corp-PE Biosystems Group ...........        1,200              72,000
Pitney Bowes, Inc. ....................          700              28,613
Rockwell International Corp. ..........          900              35,437
Xerox Corp. ...........................        1,600              42,300
                                                           ---------------
                                                                 381,150
                                                           ---------------
ELECTRONIC MEDIA (0.9%)
Citadel Communications Corp. + ........        3,900             152,344
Comcast Corp. + .......................        2,200              88,138
Mediaone Group, Inc. + ................        1,500             113,437
Time Warner, Inc. .....................        3,000             269,812
Viacom, Inc. + ........................        1,900             103,313
Walt Disney Co. (The) + ...............       10,000             433,125
                                                           ---------------
                                                               1,160,169
                                                           ---------------
FOOD AND BEVERAGE (1.5%)
Anheuser-Busch Co., Inc. ..............        2,400             169,350


                                       See Notes to Portfolio of Investments. 15

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
BALANCED (CONTINUED)
================================================================================

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         -------------     ---------------
FOOD AND BEVERAGE (CONTINUED)
Archer-Daniels-Midland Co. ............        3,145          $   31,253
Bestfoods .............................        1,500              75,375
Brown-Forman Corp. + ..................          500              27,281
Campbell Soup Co. .....................        1,400              36,400
Coca-Cola Co. .........................        6,100             287,081
Coca-Cola Enterprises, Inc. ...........        2,500              53,281
Conagra, Inc. .........................        2,000              37,750
Coors (Adolph) Co. ....................          300              15,300
Delta & Pine Land Co. .................       11,600             243,600
Fortune Brands, Inc. ..................          600              15,000
General Mills, Inc. ...................        1,600              58,200
Heinz (H.J.) Co. ......................        1,900              64,600
Kellogg Co. ...........................        1,000              24,438
PepsiCo, Inc. .........................        7,600             278,825
Quaker Oats Co. .......................        1,000              65,188
Ralston-Ralston Purina Group ..........        1,800              31,838
Sara Lee Corp. ........................        4,400              66,000
Seagram Co. Ltd. ......................        2,000             108,000
Suiza Foods Corp. + ...................        3,800             147,962
Unilever NV ...........................        2,757             125,616
Wrigley (Wm.) Jr. Co. + ...............          600              43,425
                                                           ---------------
                                                               2,005,763
                                                           ---------------
FOOD AND DRUG RETAIL (0.5%)
Casey's General Stores, Inc. ..........       16,400             191,675
CVS Corp. .............................        1,900              82,650
Great Atlantic & Pacific Tea Co., Inc.           200               3,663
Kroger Co. (The) + ....................        2,000              37,125
Safeway, Inc. + .......................        1,400              61,775
SUPERVALU, Inc. .......................        1,400              28,962
Sysco Corp. ...........................        1,800              67,725
Walgreen Co. ..........................        5,300             149,062
Winn-Dixie Stores, Inc. ...............          800              13,250
                                                           ---------------
                                                                 635,887
                                                           ---------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.7%)
Armstrong World Industries, Inc. ......          300               5,869
Boise Cascade Corp. ...................          500              16,281
Champion International Corp. ..........          600              39,450
Crown Cork & Seal Co., Inc. ...........          800              13,000
Fort James Corp. ......................          700              16,756
Georgia-Pacific Corp. .................        1,400              51,450
International Paper Co. ...............        2,100              77,175
Louisiana-Pacific Corp. ...............       16,900             226,038
Masco Corp. ...........................        1,200              26,925
Mead Corp. ............................          500              17,406
Owens-Illinois, Inc. + ................          800              10,800
Potlatch Corp. ........................        5,100             201,131
Sealed Air Corp. + ....................          568              31,595
Temple-Inland Inc. ....................          400              20,050
Vulcan Materials Co. ..................          600              26,288
Westvaco Corp. ........................          400              12,350
Weyerhaeuser Co. ......................        1,100              58,781

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         -------------     ---------------
FOREST PRODUCTS AND BUILDING MATERIALS (CONTINUED)
Willamette Industries, Inc. ...........          900          $   34,369
                                                           ---------------
                                                                 885,714
                                                           ---------------
GAS UTILITIES (0.5%)
Coastal Corp. (The) ...................        1,100              55,206
Columbia Energy Group .................          600              37,650
El Paso Energy Corp. ..................        1,200              51,000
Enron Corp. ...........................        3,700             257,844
Sempra Energy .........................          800              14,850
Southwest Gas Corp. ...................        6,300             120,094
Williams Co., Inc. (The) ..............        2,500              93,281
                                                           ---------------
                                                                 629,925
                                                           ---------------
HEALTH SERVICES (0.6%)
Cardinal Health, Inc. .................        1,600              88,100
Columbia/HCA Healthcare Corp. .........        3,000              85,312
Covance, Inc. + .......................       16,900             155,269
HEALTHSOUTH Corp. + ...................        2,100              16,931
IMPATH Inc. + .........................        3,600             165,600
IMS Health, Inc. ......................        1,000              17,063
Oxford Health Plans, Inc. + ...........        7,400             140,600
Tenet Healthcare Corp. + ..............        1,100              28,050
UnitedHealth Group Incorporated .......        1,000              66,687
Wellpoint Health Networks, Inc. + .....          400              29,500
                                                           ---------------
                                                                 793,112
                                                           ---------------
HEAVY MACHINERY (0.1%)
Astec Industries, Inc. + ..............        1,300              32,662
Caterpillar, Inc. .....................          900              35,494
Cummins Engine Co., Inc. ..............          200               7,113
Deere & Co. ...........................        1,300              52,487
Navistar International Corp. + ........          800              28,000
PACCAR, Inc. ..........................          700              33,294
                                                           ---------------
                                                                 189,050
                                                           ---------------
HOUSING AND FURNISHINGS (0.2%)
Centex Corp. ..........................          600              14,475
Ethan Allen Interiors, Inc. ...........        6,500             173,469
Leggett & Platt, Inc. .................          900              19,238
Maytag Corp. ..........................          400              13,775
Newell Rubbermaid Inc. ................          900              22,669
Whirlpool Corp. .......................          500              32,562
                                                           ---------------
                                                                 276,188
                                                           ---------------
INDUSTRIAL SERVICES (0.4%)
Catalytica, Inc. + ....................       20,200             224,725
Dycom Industries, Inc. + ..............        2,400             124,800
Fluor Corp. ...........................          500              16,781
Jacobs Engineering Group, Inc. + ......        4,800             150,300
USA Waste Management, Inc. ............          100               1,588
                                                           ---------------
                                                                 518,194
                                                           ---------------
INSURANCE (1.8%)
AFLAC, Inc. ...........................        1,300              63,456
Allstate Corp. (The) ..................        2,000              47,250
American General Corp. ................        1,300              72,800
American International Group, Inc. ....        7,360             807,300


16 See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         -------------     ---------------
INSURANCE (CONTINUED)
Chubb Corp. ...........................          500          $   31,813
CIGNA Corp. ...........................        1,100              87,725
Cincinnati Financial Corp. ............        1,000              40,313
Gallagher (Arthur J.) & Co. ...........        4,600             171,350
Hartford Financial Services Group, Inc.          700              36,531
Horace Mann Educators Corp. ...........       11,200             163,100
Jefferson-Pilot Corp. .................          750              49,922
Lincoln National Corp. ................        1,000              34,813
Marsh & McLennan Co., Inc. ............        1,400             137,987
MBIA, Inc. ............................          800              39,550
MGIC Investment Corp. .................          800              38,250
Mutual Risk Management Ltd. ...........        3,900              61,181
Progressive Corp. .....................          200              13,088
Radian Group Inc. .....................        2,700             137,531
ReliaStar Financial Corp. .............        4,800             206,700
St. Paul Co., Inc. ....................          850              30,281
Torchmark Corp. .......................          800              20,050
UnumProvident Corp. ...................          800              13,600
                                                           ---------------
                                                               2,304,591
                                                           ---------------
INVESTMENT SERVICES (1.1%)
Bear Stearns Co., Inc. (The) ..........          771              33,057
Charles Schwab Corp. ..................        4,000             178,000
Franklin Resources, Inc. ..............        1,300              41,925
Investors Financial Services Corp. ....          400              32,650
Lehman Brothers Holdings Inc. .........        1,000              82,062
Merrill Lynch & Co., Inc. .............        2,300             234,456
Morgan Stanley Dean Witter & Co. ......        8,300             637,025
National Discount Brokers Group, Inc. +        3,200              93,400
Paine Webber Group Inc. ...............          800              35,100
T. Rowe Price & Associates ............          700              26,688
                                                           ---------------
                                                               1,394,363
                                                           ---------------
MAJOR TELECOMMUNICATIONS (3.0%)
ALLTEL Corp. ..........................          800              53,300
AT&T Corp. ............................       15,850             739,997
Bell Atlantic Corp. ...................        7,500             444,375
BellSouth Corp. .......................        8,800             428,450
CenturyTel, Inc. ......................          700              17,150
GTE Corp. .............................        4,700             318,425
MCI Worldcom, Inc. + ..................        7,437             337,918
Nextel Communications, Inc. + .........        1,900             207,931
SBC Communications, Inc. ..............       16,827             737,233
Sprint Corp. ..........................        4,500             276,750
Sprint PCS + ..........................        2,200             121,000
U.S. WEST, Inc. .......................        2,809             199,966
                                                           ---------------
                                                               3,882,495
                                                           ---------------
MISCELLANEOUS METALS (0.2%)
Barrick Gold Corp. ....................        1,700              28,581
Freeport-McMoRan Copper & Gold, Inc. +         1,600              15,400
Inco Ltd. + ...........................        1,000              15,625
Minerals Technologies Inc. ............        2,500             115,625
Newmont Mining Corp. ..................          900              21,094

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         -------------     ---------------
MISCELLANEOUS METALS (CONTINUED)
Phelps Dodge Corp. ....................          400          $   18,500
                                                           ---------------
                                                                 214,825
                                                           ---------------
OIL (3.6%)
Amerada Hess Corp. ....................          600              38,175
Anadarko Petroleum Corp. ..............          800              34,750
Apache Corp. ..........................          600              29,063
Ashland Oil, Inc. .....................          500              17,063
Burlington Resources, Inc. ............        1,200              47,175
Chevron Corp. .........................        4,900             417,112
Conoco Inc. ...........................        3,000              74,625
Exxon Mobil Corp. .....................       24,544           1,906,762
Kerr-McGee Corp. ......................          400              20,700
Occidental Petroleum Corp. ............        2,600              55,737
Phillips Petroleum Co. ................        1,700              80,644
Royal Dutch Petroleum Co. .............       15,600             895,050
Texaco, Inc. ..........................        3,800             188,100
Triton Energy Ltd. + ..................        9,400             342,512
Union Pacific Resources Group Inc. ....          700              13,431
Unocal Corp. ..........................        1,600              51,700
USX-Marathon Group ....................        1,600              37,300
Valero Energy Corp. ...................        9,000             261,000
Vintage Petroleum, Inc. + .............       11,400             226,575
                                                           ---------------
                                                               4,737,474
                                                           ---------------
OIL SERVICES (0.7%)
BJ Services Co. + .....................        5,500             386,375
Marine Drilling Companies, Inc. + .....        8,900             231,400
McDermott International, Inc., ADR ....       24,300             197,437
Schlumberger, Ltd. ....................        1,400             107,188
Tosco Corp. ...........................          900              28,856
Transocean Sedco Forex Inc. ...........          561              26,367
                                                           ---------------
                                                                 977,623
                                                           ---------------
OTHER TELECOMMUNICATIONS (0.2%)
CapRock Communications Corp. + ........        4,500             150,750
IDT Corporation + .....................        2,700              85,387
Net2Phone, Inc. + .....................        1,300              57,363
                                                           ---------------
                                                                 293,500
                                                           ---------------
PRINT MEDIA (0.6%)
Dow Jones & Co., Inc. .................          500              32,438
Dun & Bradstreet Corp. ................        1,000              30,125
Equifax, Inc. .........................        1,100              26,881
Gannett Co., Inc. .....................        1,300              83,037
Harcourt General, Inc. ................          300              11,213
Knight-Ridder, Inc. ...................          500              24,531
McGraw-Hill Co., Inc. .................        1,000              52,500
Meredith Corp. ........................        6,100             169,656
New York Times Co. ....................          800              32,950
Reader's Digest Association, Inc. (The)        9,700             310,400
Tribune Co. ...........................        1,300              50,538
                                                           ---------------
                                                                 824,269
                                                           ---------------
PRODUCER GOODS (1.9%)
Allegheny Technologies Incorporated ...          600              14,513


                                       See Notes to Portfolio of Investments. 17

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
BALANCED (CONTINUED)
================================================================================

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         -------------     ---------------
PRODUCER GOODS (CONTINUED)
Avery Dennison Corp. ..................          900          $   59,062
C&D Technologies, Inc. ................        2,900             186,869
Cable Design Technologies, Inc. + .....        3,300             113,025
Cooper Industries, Inc. ...............          700              24,019
Corning, Inc. .........................        1,800             355,500
Danaher Corp. .........................          900              51,412
Dover Corp. ...........................        1,300              66,056
Ecolab, Inc. ..........................        1,000              39,062
Emerson Electric Co. ..................        2,200             120,725
FMC Corp. + ...........................          200              11,638
Grainger (W.W.), Inc. .................          500              21,688
Honeywell International Inc. ..........        3,525             197,400
Illinois Tool Works, Inc. .............        1,700             108,906
Ingersoll-Rand Co. ....................        1,200              56,325
ITT Industries, Inc. ..................          800              25,250
Littlefuse,  Inc. + ...................        5,700             202,350
Minnesota Mining and Manufacturing Co.         2,200             190,300
Mueller Industries, Inc. + ............        3,300             108,694
Pall Corp. ............................          500              11,156
Parker-Hannifin Corp. .................          600              27,900
PPG Industries, Inc. ..................        1,000              54,375
Sherwin-Williams Co. ..................        1,000              24,875
Thermo Electron Corp. + ...............          900              17,438
Thomas & Betts Corp. ..................          400              12,325
Tyco International Ltd. ...............        8,192             376,320
United Stationers, Inc. + .............          900              30,037
                                                           ---------------
                                                               2,507,220
                                                           ---------------
REAL ESTATE INVESTMENT TRUSTS (0.1%)
Trizec Hahn Corp. .....................        7,100             115,375
                                                           ---------------

SEMICONDUCTORS AND ELECTRONICS (8.5%)
Adaptec, Inc. + .......................          900              24,300
ADC Telecommunications, Inc. + ........        2,200             133,650
Advanced Micro Devices Corp. + ........        1,200             105,300
ANADIGICS, Inc. + .....................        2,800             210,700
Analog Devices, Inc. + ................        2,400             184,350
Applied Materials, Inc. + .............        5,400             549,787
Comverse Technology, Inc. + ...........        1,200             107,025
Conexant Systems, Inc. + ..............        1,600              95,800
Flextronics International Ltd. + ......        4,200             295,050
Galileo Technology Ltd. + .............       12,300             216,019
General Semiconductor Corp. + .........        9,500             190,000
Intel Corp. ...........................       24,300           3,081,544
KLA Instruments Corp. + ...............        1,200              89,850
Kulicke & Soffa Industries, Inc. + ....        1,900             148,794
L-3 Communications Holdings, Inc. + ...        4,700             250,275
LSI Logic Corp. + .....................        2,200             137,500
Lucent Technologies, Inc. .............       15,480             962,662
Micron Technology, Inc. + .............        1,300             181,025
Molex, Inc. ...........................        1,100              60,431
Motorola, Inc. ........................        4,575             544,711
National Semiconductor Corp. + ........        1,100              66,825

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         -------------     ---------------
SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
Nortel Networks Corp. .................        7,000         $   792,750
Plexus Corp. + ........................        1,600             122,600
QUALCOMM Inc. + .......................        5,300             574,719
Scientific-Atlanta, Inc. ..............        1,400              91,087
Solectron Corp. + .....................        3,100             145,119
Tellabs, Inc. + .......................        1,000              54,813
Teradyne, Inc. + ......................        1,200             132,000
Texas Instruments, Inc. ...............        5,800             944,675
Transwitch Corp. + ....................        2,700             237,769
Varian Semiconductor Equipment
 Associates, Inc. + ...................        2,900             195,025
Veeco Instruments Inc. + ..............        1,400              86,975
Xilinx, Inc. + ........................        2,400             175,800
                                                           ---------------
                                                              11,188,930
                                                           ---------------
SPECIALTY CHEMICALS (0.3%)
Air Products and Chemicals, Inc. ......        1,300              40,381
Cytec Industries Inc. + ...............        2,700              81,337
Engelhard Corp. .......................          700              12,294
Grace (W.R.) & Co. + ..................          500               6,500
Great Lakes Chemical Corp. ............          300               8,081
Olin Corp. ............................        5,000              88,750
OM Group, Inc. ........................        2,000              92,000
Praxair, Inc. .........................          900              39,994
Sigma-Aldrich Corp. ...................          700              20,563
                                                           ---------------
                                                                 389,900
                                                           ---------------
STEEL (0.0%)
Nucor Corp. ...........................          700              30,100
USX-US Steel Group, Inc. ..............          600              15,037
Worthington Industries ................          300               3,713
                                                           ---------------
                                                                  48,850
                                                           ---------------
SURFACE TRANSPORT (0.2%)
Burlington Northern Santa Fe Corp. ....        2,600              62,725
CSX Corp. .............................        1,100              23,031
Kansas City Southern Industries, Inc. .          600              43,125
Norfolk Southern Corp. ................        1,300              22,913
Union Pacific Corp. ...................        1,300              54,762
                                                           ---------------
                                                                 206,556
                                                           ---------------
TEXTILES AND APPAREL (0.0%)
Liz Claiborne, Inc. ...................          500              23,156
VF Corp. ..............................          700              19,775
                                                           ---------------
                                                                  42,931
                                                           ---------------
TOBACCO (0.2%)
Nabisco Group Holdings Corp. ..........        1,600              20,600
Philip Morris Co., Inc. ...............       11,100             242,813
UST, Inc. .............................          900              13,500
                                                           ---------------
                                                                 276,913
                                                           ---------------
TOTAL COMMON STOCKS (COST $53,246,461)                        76,989,956
                                                           ---------------


18 See Notes to Portfolio of Investments

================================================================================

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         -------------     ---------------
PREFERRED STOCKS (0.1%)
Global Crossing Holdings Ltd. (Other
 Telecommunications)...................          750          $   74,063
                                                           ---------------
TOTAL PREFERRED STOCKS (COST $74,625)                             74,063
                                                           ---------------
                                          PRINCIPAL
                                           AMOUNT
                                         -------------
LONG-TERM BONDS AND NOTES (32.2%)
CORPORATE BONDS (9.7%)
Allied Waste North
 America,10.00%,08/01/09...............  $   105,000              72,187
Associates Corp. N.A.,5.80%,04/20/04 ..       70,000              65,403
Associates Corp. N.A.,6.25%,11/01/08 ..      530,000             476,030
AT&T Corp.,6.50%,03/15/29 .............      255,000             215,108
Baker Hughes Inc.,6.25%,01/15/09 ......       25,000              22,464
Baker Hughes Inc.,6.88%,01/15/29 ......       60,000              50,348
Bank of America Corp.,5.75%,03/01/04 ..       80,000              75,015
Bank of America Corp.,5.88%,02/15/09 ..      215,000             189,490
Bank of America Corp.,7.80%,02/15/10 ..      220,000             218,464
Bombardier Capital Inc.,7.30%,12/15/02       185,000             182,225
BP Amoco PLC,5.90%,04/15/09 ...........       85,000              75,832
Capitol Records Inc.,8.38%,08/15/09 ...       58,000              58,377
Charter Communications Holding
 LLC,10.25%,01/15/10...................      100,000              96,250
Chase Manhattan Corp.,7.00%,11/15/09 ..      475,000             446,106
CIT Holdings LLC,6.88%,02/16/05 .......      225,000             216,418
Citigroup Inc.,6.20%,03/15/09 .........       55,000              50,088
Coastal Corp.,6.50%,05/15/06 ..........      215,000             197,923
Comcast Cable
 Communications,6.20%,11/15/08.........       75,000              65,812
Conoco Inc.,6.95%,04/15/29 ............       70,000              62,761
Cox Communications Inc.,6.50%,11/15/02       175,000             169,526
Cox Communications Inc.,7.75%,08/15/06       160,000             156,122
CSC Holdings Inc.,7.88%,02/15/18 ......      160,000             143,200
CSC Holdings Inc.,8.13%,07/15/09 ......      165,000             162,937
DaimlerChrysler NA Holdings
 Inc.,7.20%,09/01/09...................      471,000             453,013
Diageo Capital Plc,7.25%,11/01/09 .....      210,000             207,467
Duke Energy Corp.,7.38%,03/01/10 ......      170,000             167,662
Eastman Kodak Co.,6.50%,08/15/01 ......      240,000             237,206
Edison International
 Inc.,6.88%,09/15/04...................      180,000             175,952
El Paso Energy Corp.,6.63%,07/15/01 ...      175,000             172,888
ERAC USA Finance Co.,6.95%,03/01/04
  [dble dag]                                 115,000             111,030
First Union National
 Bank,7.88%,02/15/10...................      205,000             203,313
Flag Telecom Holding
 Ltd.,11.63%,03/30/10..................       75,000              69,938
Ford Motor Credit Corp.,7.38%,10/28/09       440,000             425,313
Ford Motor Credit Corp.,7.50%,03/15/05       370,000             365,967
General Motors Acceptance
 Corp.,7.75%,01/19/10..................      445,000             439,469
Global Crossing Holdings
 Ltd.,9.13%,11/15/06...................       90,000              87,075
Global Crossing Holdings
 Ltd.,9.50%,11/15/09...................       75,000              72,750
GTE California Inc.,7.65%,03/15/07 ....      190,000             189,058
GTE Corp.,6.70%,09/01/09 ..............      320,000             296,688
Honeywell International,7.50%,03/01/10       310,000             308,837
Household Finance Corp.,7.88%,03/01/07       120,000             118,759

                                           PRINCIPAL           MARKET
                                            AMOUNT              VALUE
                                         -------------     ---------------
CORPORATE BONDS (CONTINUED)
Huntsman ICI Chemicals,10.13%,07/01/09   $    75,000         $    74,250
ICG Holdings Inc.,Zero Coupon,05/01/06       130,000             104,000
ICG Holdings Inc.,Zero Coupon,03/15/07        30,000              19,500
Impsat Fiber Networks,13.75%,02/15/05 .      300,000             282,000
International Bank Reconstruction &
 Development,7.00%,01/27/05 * .........       50,000              49,578
Kaman Corp.,6.00%,03/15/12 ............       51,000              43,860
Keyspan Gas East,7.88%,02/01/10 .......      150,000             146,439
Lockheed Martin Corp.,8.50%,12/01/29 ..      225,000             220,081
MCI WorldCom, Inc.,6.95%,08/15/28 .....      361,000             318,348
Metromedia International Group,
 Inc.,10.00%,11/15/08..................       20,000              19,150
MGC Communications Inc.,13.00%,04/01/10
 [dble dag] ...........................       50,000              47,875
Morgan JP & Co. Inc.,6.00%,01/15/09 ...      225,000             196,981
Nextlink Communications,Zero
 Coupon,06/01/09                              50,000              29,500
Norwest Financial, Inc.,5.38%,09/30/03       200,000             187,810
Pepsi Bottling Holdings
 Inc.,5.63%,02/17/09...................      265,000             233,086
Petroleum Geo-Services,7.50%,03/31/07 .      140,000             132,565
PP&L Transition Bond Co.
 Llc,7.05%,06/25/09....................      340,000             331,711
Qwest Communications International
 Inc.,7.50%,11/01/08...................      130,000             124,985
Raytheon Co.,8.30%,03/01/10 ...........      115,000             113,390
Rohm & Haas Co.,7.85%,07/15/29 ........      110,000             109,207
RSL Communications Plc,10.50%,11/15/08       105,000              87,150
Sempra Energy,7.95%,03/01/10 ..........      170,000             171,404
Telewest Communications PLC,Zero
 Coupon,02/01/10.......................       85,000              47,600
Telewest Plc,11.00%,10/01/07 ..........       60,000              56,400
Tembec Industries Inc.,8.63%,06/30/09 .       60,000              58,200
Texaco Capital, Inc.,5.50%,01/15/09 ...      240,000             205,829
Textron Financial Corp.,7.13%,12/09/04       260,000             253,248
Time Warner Inc.,6.63%,05/15/29 .......      140,000             116,277
Time Warner Inc.,8.11%,08/15/06 .......       55,000              55,252
Tyco International Group
 SA,6.38%,06/15/05.....................      260,000             241,855
U.S. West Communications
 Group,7.20%,11/01/04..................      185,000             181,224
United Technologies
 Corp.,7.50%,09/15/29 [dble dag].......      115,000             111,543
Viatel, Inc.,11.25%,04/15/08 ..........       50,000              43,000
Vodafone Airtouch Plc,7.63%,02/15/05 ..      190,000             189,287
Vodafone Airtouch Plc,7.75%,02/15/10 ..      140,000             140,210
Voicestream Wire,10.38%,11/15/09 ......       30,000              30,525
Wal-Mart Stores,6.88%,08/10/09 ........      145,000             139,177
Wal-Mart Stores,7.55%,02/15/30 ........      230,000             230,996
Winstar Communications,
 Inc.,12.50%,04/15/08..................       30,000              28,950
                                                           ---------------
TOTAL CORPORATE BONDS                                         12,742,914
                                                           ---------------
FOREIGN OBLIGATIONS (3.4%)
Bundesobligation,Zero Coupon,11/26/04 .    1,400,000           1,238,439
Bundesrepub,Zero Coupon,07/04/07 ......    1,650,000           1,568,903
French Treasury Note,Zero
 Coupon,07/12/05.......................      900,000             817,381
NTL Inc.,Zero Coupon,02/01/06 .........       50,000              46,250
Republic of Deutschland,Zero
 Coupon,07/04/09.......................      850,000             730,995
                                                           ---------------
TOTAL FOREIGN OBLIGATIONS                                      4,401,968
                                                           ---------------


                                       See Notes to Portfolio of Investments. 19

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
BALANCED (CONTINUED)
================================================================================

                                           PRINCIPAL           MARKET
                                            AMOUNT              VALUE
                                         -------------     ---------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.2%)
DLJ Mortgage Acceptance
 Corp.,8.10%,06/18/04 .................  $   350,000         $   303,406
                                                           ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (18.1%)
Federal Home Loan Mortgage Corp.,Zero
 Coupon,09/15/29.......................      585,977             363,675
Federal Home Loan Mortgage
 Corp.,6.88%,01/15/05..................    1,170,000           1,153,175
Federal Home Loan Mortgage
 Corp.,7.00%,03/15/10..................    1,810,000           1,771,827
Federal National Mortgage
 Association,6.00%,01/01/29............    1,222,296           1,107,706
Federal National Mortgage
 Association,6.50%,11/01/28............       99,581              93,109
Federal National Mortgage
 Association,6.50%,05/15/29 #..........    2,000,000           1,866,260
Federal National Mortgage
 Association,6.50%,08/01/29............      809,164             755,047
Federal National Mortgage
 Association,6.63%,09/15/09............    1,792,000           1,708,278
Federal National Mortgage
 Association,6.63%,09/15/09 *..........    1,360,000           1,297,317
Federal National Mortgage
 Association,7.00%,05/01/30 #..........    1,300,000           1,244,542
Federal National Mortgage
 Association,7.13%,01/15/30............      590,000             584,006
Federal National Mortgage
 Association,7.25%,01/15/10............    1,385,000           1,380,886
Federal National Mortgage
 Association,7.50%,06/15/30 #..........    1,100,000           1,077,483
Federal National Mortgage
 Association,8.50%,11/01/23............      274,109             278,221
Federal National Mortgage
 Association,8.50%,12/01/29 *..........      805,833             819,683
Federal National Mortgage
 Association,9.50%,10/01/16 *..........      504,845             530,759
Government National Mortgage
 Association,6.00%,11/20/29............      140,000             137,550
Government National Mortgage
 Association,6.00%,01/20/30............      517,395             508,424
Government National Mortgage
 Association,6.38%,04/20/28............      207,310             208,380
Government National Mortgage
 Association,6.50%,10/20/28 *..........    1,521,923           1,418,721
Government National Mortgage
 Association,6.50%,01/20/30............      456,917             454,135
Government National Mortgage
 Association,7.00%,12/15/28............    1,975,305           1,899,987
Government National Mortgage
 Association,7.50%,12/15/23............    1,684,067           1,662,494
Government National Mortgage
 Association,8.00%,12/15/23............      649,842             652,883
Government National Mortgage
 Association,8.00%,07/15/24............      782,539             785,474
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES                                                   23,760,022
                                                           ---------------

                                           PRINCIPAL           MARKET
                                            AMOUNT              VALUE
                                         -------------     ---------------
U.S. GOVERNMENT OBLIGATIONS (0.8%)
U.S. Treasury Note,5.50%,07/31/01 .....  $    93,000        $     91,721
U.S. Treasury Note,5.88%,11/15/04 .....      145,000             141,171
U.S. Treasury Note,6.00%,08/15/09 .....      735,000             717,999
U.S. Treasury Note,6.13%,08/15/29 .....       82,000              82,192
                                                           ---------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                              1,033,083
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $43,493,976)                                           42,241,393
                                                           ---------------
SHORT-TERM INVESTMENTS (11.6%)
Federal Farm Credit Bank,5.88%,05/01/00    4,092,000           4,092,000
Occidental Petroleum Cor,6.35%,05/04/00    2,000,000           1,998,942
Raytheon Co.,6.25%,05/11/00 ...........    5,000,000           4,991,319
U.S. Treasury Bill,5.55%,05/18/00 @....      100,000              99,738
U.S. Treasury Bill,5.56%,05/18/00 @....      100,000              99,738
Viacom International
 Inc.,6.35%,05/17/00 *.................    4,000,000           3,988,711
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $15,270,448)                                           15,270,448
                                                           ---------------
TOTAL INVESTMENTS (COST
 $112,085,510)(a).....................                       134,575,860

OTHER ASSETS LESS LIABILITIES                                 (3,421,252)
                                                           ---------------
TOTAL NET ASSETS                                            $131,154,608
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $115,297,711. Unrealized gains and losses, based on identified tax cost at April 30, 2000, are as follows:

Unrealized gains...........................             $ 24,409,837

Unrealized losses..........................              (5,131,688)
                                                       -------------

 Net unrealized gain.......................             $ 19,278,149
                                                       =============


20 See Notes to Financial Statements.

================================================================================

Information concerning open futures contracts at April 30, 2000 is shown below:

                       NO. OF       NOTIONAL     EXPIRATION    UNREALIZED
                      CONTRACTS      VALUE          DATE      GAIN/(LOSS)
                      ---------  --------------  ----------  --------------
  LONG CONTRACTS
--------------------
Russell 2000 Index
Futures ............      7       $  1,781,500     Jun 00      $ (345,541)

U.S. Agency 10 Yr...      5            455,312     Jun 00          (1,416)
                                 --------------              -------------
                                  $  2,236,812                 $ (346,957)
                                 ==============              =============

                       NO. OF       NOTIONAL     EXPIRATION    UNREALIZED
                      CONTRACTS      VALUE          DATE      GAIN/(LOSS)
                      ---------  --------------  ----------  --------------
  SHORT CONTRACTS
--------------------
U.S. Treasury 2 Yr..      4       $   (788,938)    Jun 00      $     1,887

U.S. Treasury 5 Yr..      9           (878,203)    Jun 00            8,002

U.S. Treasury 10 Yr.     67         (6,495,859)    Jun 00           88,524

U.S. Treasury 30 Yr.     21         (2,027,812)    Jun 00         (28,136)
                                 --------------              -------------
                                  $(10,190,812)                $    70,277
                                 ==============              =============

Information concerning the following swap contract at April 30, 2000 is shown below:

Swap Counter Party:           Morgan Stanley Capital Services, Inc.

Notional Principal:           $2,200,000

Fund will pay:                LIBOR less 0.15%

Fund will receive:            Lehman Corporate Bond Total Return

Effective LIBOR rate:         5.98%

Change in total return of
Lehman Corporate Bond Index:  (11.86)%

Net unrealized gain/(loss):   $(30,607)

Termination date:             October 1, 2000

+    Non-income producing security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at April 30, 2000.
[dble dag] Securities that may be resold to "qualified institutional buyers"
     under Rule 144A or securities offered pursuant to section 4(2) of the SecuritiesAct of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at April 30, 2000.
#    When-issued or delayed delivery security.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 21

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
GROWTH AND INCOME
================================================================================

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
COMMON STOCKS (97.1%)
UNITED STATES (91.9%)
AIR TRANSPORT (0.2%)
America West Holdings Corp. + .........       12,100         $   176,962
Delta Air Lines, Inc. .................       16,400             865,100
SkyWest, Inc. .........................        1,500              63,188
                                                           ---------------
                                                               1,105,250
                                                           ---------------
ALUMINUM (0.3%)
Alcoa Inc. ............................       24,800           1,608,900
                                                           ---------------
AUTOMOTIVE (1.3%)
Delphi Automotive Systems Corp. .......       37,200             711,450
Ford Motor Co. ........................       62,300           3,407,031
General Motors Corp. + ................       42,700           3,997,788
Meritor Automotive, Inc. ..............        9,900             148,500
                                                           ---------------
                                                               8,264,769
                                                           ---------------
BANKS AND THRIFTS (3.5%)
Astoria Financial Corp. ...............       13,500             372,094
Bank of America Corp. .................       19,300             945,700
Bank of New York Co., Inc. ............       64,600           2,652,637
Chase Manhattan Corp. .................       46,700           3,365,319
Dime Bancorp, Inc. ....................       13,900             260,625
Fifth Third Bancorp ...................       16,400           1,035,250
Firstar Corp. .........................       54,200           1,348,225
FirstFed Financial Corp. + ............        9,100             113,750
Fleet Boston Financial Corp. ..........       50,600           1,793,137
Golden State Bancorp, Inc. + ..........       26,300             404,363
J.P. Morgan & Co. .....................       12,300           1,579,012
Mellon Financial Corp. ................       29,300             941,262
North Fork Bancorp, Inc. ..............       32,900             532,569
Silicon Valley Bancshares + ...........        3,700             228,475
SouthTrust Corp. ......................       23,000             549,125
Suntrust Banks, Inc. ..................       17,300             877,975
UnionBanCal Corp. .....................       19,700             545,444
Wells Fargo & Co. .....................       91,200           3,744,900
                                                           ---------------
                                                              21,289,862
                                                           ---------------
BIOTECH AND MEDICAL PRODUCTS (1.1%)
Amgen, Inc. + .........................       60,500           3,388,000
Cubist Pharmaceuticals, Inc. + ........        2,000              64,250
Datascope Corp. + .....................        6,200             205,375
Enzon, Inc. + .........................        4,800             178,800
IDEC Pharmaceuticals Corp. + ..........        1,400              89,600
Immunomedics, Inc. + ..................        7,900             114,550
IVAX Corp. + ..........................       17,100             468,113
Medtronic, Inc. + .....................       29,000           1,506,187
Protein Design Labs, Inc. + ...........        1,200             121,800
SangStat Medical Corporation + ........        5,300             152,375
SICOR Inc. + ..........................       18,300             207,019
Varian, Inc. + ........................        9,600             349,200
                                                           ---------------
                                                               6,845,269
                                                           ---------------
CHEMICALS (0.2%)
Dow Chemical Co. ......................       11,800           1,333,400
                                                           ---------------

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
COMMERCIAL SERVICES (0.2%)
Concord EFS, Inc. + ...................        6,600         $   147,675
Dendrite International, Inc. + ........        8,400             192,150
Getty Images, Inc. + ..................        7,100             215,663
Marketing Services Group, Inc. + ......       12,900              89,494
Omnicom Group, Inc. ...................        9,400             855,987
                                                           ---------------
                                                               1,500,969
                                                           ---------------
COMPUTERS (5.9%)
Apple Computer, Inc. + ................        7,200             893,250
Compaq Computer Corp. .................       91,200           2,667,600
Dell Computer Corp. + .................       55,300           2,771,912
Harmonic Inc. + .......................        2,600             191,913
Hewlett Packard Co. ...................       56,800           7,668,000
International Business Machines Corp. .       95,000          10,604,375
Sun Microsystems, Inc. + ..............      124,900          11,482,994
                                                           ---------------
                                                              36,280,044
                                                           ---------------
CONGLOMERATE AND AEROSPACE (5.7%)
Boeing Co. ............................       63,700           2,528,094
General Dynamics Corp. ................       11,000             643,500
General Electric Co. ..................      183,700          28,886,825
Loews Corp. ...........................       10,900             600,863
Northrop Grumman Corp. ................       14,500           1,027,687
United Technologies Corp. .............       24,300           1,511,156
                                                           ---------------
                                                              35,198,125
                                                           ---------------
CONSUMER FINANCE (1.3%)
Federal National Mortgage Association .       79,900           4,818,969
Freddie Mac Corp. .....................       26,800           1,231,125
Household International, Inc. .........       25,400           1,060,450
MBNA Corp. ............................       42,400           1,126,250
                                                           ---------------
                                                               8,236,794
                                                           ---------------
CONSUMER PRODUCTS (1.4%)
Church & Dwight Co., Inc. .............       11,600             207,350
Colgate-Palmolive Co. .................       46,900           2,679,162
Kimberly-Clark Corp. ..................       29,900           1,736,069
Procter & Gamble Co. ..................       71,600           4,269,150
                                                           ---------------
                                                               8,891,731
                                                           ---------------
CONSUMER SERVICES (0.7%)
Brinker International, Inc. + .........        8,900             283,688
Darden Restaurants, Inc. ..............       21,400             394,563
H&R Block, Inc. .......................       10,600             443,212
McDonald's Corp. ......................       35,400           1,349,625
Metris Companies, Inc. ................        2,200              82,500
MGM Grand, Inc. + .....................       11,100             327,450
Pinnacle Entertainment, Inc. + ........       14,100             282,881
Priceline.com Incorporated + ..........        9,600             607,200
Sonic Corp. + .........................        6,500             180,781
United Rentals, Inc. + ................       23,300             316,006
                                                           ---------------
                                                               4,267,906
                                                           ---------------
CONSUMER SPECIALTIES (0.0%)
Brunswick Corp. .......................       15,400             295,488
                                                           ---------------


22  See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
DATA AND IMAGING SERVICES (13.1%)
America Online, Inc. + ................      119,300         $ 7,135,631
American Management Systems, Inc. + ...        3,900             144,300
BEA Systems, Inc. + ...................       21,800           1,051,850
Cisco Systems, Inc. + .................      406,300          28,168,017
Computer Associates International, Inc.       33,025           1,843,208
Eastman Kodak Co. .....................       16,600             928,562
eBay Inc. + ...........................        7,600           1,209,825
Electronics for Imaging, Inc. + .......        4,200             219,450
EMC Corp. + ...........................       67,000           9,308,812
Entrust Technologies, Inc. + ..........        6,300             309,488
First Data Corp. ......................       22,900           1,114,944
Go2Net, Inc. + ........................        2,400             142,800
In Focus Systems, Inc. + ..............        9,600             287,400
Mercury Computer Systems, Inc. + ......        2,200              84,563
Microsoft Corp. + .....................      194,200          13,545,450
Network Appliance, Inc. + .............       15,700           1,160,819
Oracle Corp. + ........................      118,000           9,432,625
QLogic Corp. + ........................        7,000             702,187
Symantec Corp. + ......................       10,000             624,375
VERITAS Software Corp. + ..............        3,300             353,977
WorldGate Communications, Inc. + ......        4,800             113,100
Xircom, Inc. + ........................        4,700             185,356
Yahoo! Inc. + .........................       19,800           2,578,950
                                                           ---------------
                                                              80,645,689
                                                           ---------------
DISCRETIONARY RETAIL (4.4%)
American Eagle Outfitters, Inc. + .....        3,900              66,300
Barnes & Noble, Inc. + ................        7,500             138,750
Costco Wholesale Corp. + ..............       31,100           1,681,344
CSK Auto Corp. + ......................        9,900             103,950
Gap, Inc. .............................       42,400           1,558,200
Home Depot, Inc. ......................      155,699           8,728,875
Insight Enterprises, Inc. + ...........        7,100             296,869
Kmart Corp. + .........................       29,600             240,500
Lowe's Co., Inc. ......................       23,200           1,148,400
Neiman Marcus Group, Inc. (The) + .....       16,600             427,450
Office Depot, Inc. + ..................       22,000             232,375
Payless ShoeSource, Inc. + ............        7,900             435,488
Ross Stores, Inc. .....................       26,300             545,725
Sears, Roebuck & Co. ..................       18,600             681,225
Target Corporation ....................       23,000           1,530,937
The Limited, Inc. .....................        9,900             447,356
TJX Companies, Inc. ...................       34,500             661,969
ValueVision International, Inc. + .....        5,600             111,650
Wal-Mart Stores, Inc. .................      143,500           7,946,312
Zale Corp. + ..........................        9,900             408,375
                                                           ---------------
                                                              27,392,050
                                                           ---------------
DIVERSIFIED FINANCIAL SERVICES (2.8%)
American Express Co. ..................       24,400           3,661,525
Citigroup Inc. ........................      228,500          13,581,469
                                                           ---------------
                                                              17,242,994
                                                           ---------------


                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
DRUGS (8.8%)
Abbott Laboratories ...................       84,000         $ 3,228,750
Alliance Pharmaceutical Corp. + .......        9,100              72,231
American Home Products Corp. ..........       69,000           3,876,937
Bristol-Myers Squibb Co. ..............      118,200           6,198,112
Eli Lilly & Co. .......................       49,500           3,826,969
Johnson & Johnson .....................       73,300           6,047,250
Jones Medical Industries, Inc. ........        4,500             129,656
King Pharmaceuticals, Inc. + ..........        3,300             162,938
Medicis Pharmaceutical Corp. + ........        2,200              96,250
Merck & Co., Inc. .....................      122,600           8,520,700
Pfizer, Inc. ..........................      259,000          10,910,375
Pharmacia Corporation .................       33,796           1,687,688
Schering Plough .......................       88,200           3,555,563
Warner Lambert Co. ....................       52,300           5,952,394
                                                           ---------------
                                                              54,265,813
                                                           ---------------
ELECTRIC UTILITIES (1.3%)
Ameren Corp. ..........................       26,300             964,881
Calpine Corp. + .......................        9,900             905,850
Duke Energy Corp. .....................       24,800           1,426,000
Energy East Corp. .....................       32,900             686,787
FirstEnergy Corp. .....................       37,500             953,906
NSTAR Corp.............................       16,400             722,625
Peco Energy Co. .......................        5,300             220,944
Pinnacle West Capital Corp. ...........       13,100             460,138
Public Service Enterprise Group, Inc. .       16,400             588,350
Southern Co. ..........................       36,700             915,206
Unicom Corp. ..........................        8,200             325,950
                                                           ---------------
                                                               8,170,637
                                                           ---------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.2%)
JDS Uniphase Corporation + ............        9,200             953,925
Rockwell International Corp. ..........        7,700             303,188
                                                           ---------------
                                                               1,257,113
                                                           ---------------
ELECTRONIC MEDIA (3.1%)
AT&T Corp. - Liberty Media Group + ....       68,100           3,400,744
CBS Corp. + ...........................       20,500           1,204,375
Entercom Communications Corp. + .......        2,200              93,500
Infinity Broadcasting Corp. + .........       24,700             838,256
Mediaone Group, Inc. + ................       16,000           1,210,000
Pixar, Inc. + .........................       11,800             438,812
Time Warner, Inc. .....................       65,200           5,863,925
Viacom, Inc. + ........................       27,600           1,500,750
Walt Disney Co. (The) + ...............      109,200           4,729,725
                                                           ---------------
                                                              19,280,087
                                                           ---------------
FOOD AND BEVERAGE (1.8%)
Anheuser-Busch Co., Inc. ..............       25,800           1,820,513
Bestfoods .............................       14,600             733,650
Coca-Cola Co. .........................       63,700           2,997,881
Coca-Cola Enterprises, Inc. ...........       34,000             724,625
Dean Foods Co. ........................        6,300             154,350
Delta & Pine Land Co. .................       12,700             266,700


                                      See Notes to Portfolio of Investments. 23

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)
================================================================================

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
FOOD AND BEVERAGE (CONTINUED)
IBP, Inc. .............................       27,900         $   460,350
Pepsi Bottling Group, Inc. ............       31,200             672,750
PepsiCo, Inc. .........................       75,600           2,773,575
Quaker Oats Co. .......................        1,300              84,744
Suiza Foods Corp. + ...................        5,100             198,581
                                                           ---------------
                                                              10,887,719
                                                           ---------------
FOOD AND DRUG RETAIL (0.9%)
Casey's General Stores, Inc. ..........       16,800             196,350
CVS Corp. .............................       21,700             943,950
Kroger Co. (The) + ....................       44,500             826,031
Safeway, Inc. + .......................       27,600           1,217,850
SUPERVALU, Inc. .......................       22,100             457,194
Sysco Corp. ...........................       16,600             624,575
Walgreen Co. ..........................       53,200           1,496,250
                                                           ---------------
                                                               5,762,200
                                                           ---------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.5%)
Georgia-Pacific Corp. .................        3,500             128,625
International Paper Co. ...............       22,400             823,200
Johns Manville Corporation ............       26,300             274,506
Lafarge Corp. .........................        6,600             166,650
Louisiana-Pacific Corp. ...............       23,000             307,625
Potlatch Corp. ........................        6,200             244,513
Texas Industries, Inc. ................        5,600             182,700
USG Corp. .............................       19,700             822,475
                                                           ---------------
                                                               2,950,294
                                                           ---------------
GAS UTILITIES (0.8%)
Enron Corp. ...........................       57,400           4,000,063
KeySpan Energy Corp. ..................        9,900             290,813
Sempra Energy .........................        4,900              90,956
Williams Co., Inc. (The) ..............       22,900             854,456
                                                           ---------------
                                                               5,236,288
                                                           ---------------
HEALTH SERVICES (0.4%)
Columbia/HCA Healthcare Corp. .........       29,400             836,062
Covance, Inc. + .......................       17,200             158,025
Oxford Health Plans, Inc. + ...........        9,800             186,200
Quest Diagnostics Incorporated + ......        4,600             267,663
Trigon Healthcare, Inc. + .............        8,000             287,500
UnitedHealth Group Incorporated .......       10,000             666,875
                                                           ---------------
                                                               2,402,325
                                                           ---------------
HOUSING AND FURNISHINGS (0.1%)
Ethan Allen Interiors, Inc. ...........        6,300             168,131
Kaufman & Broad Home Corp. ............        9,500             182,875
Pulte Corp. ...........................       12,100             260,150
                                                           ---------------
                                                                 611,156
                                                           ---------------
INDUSTRIAL SERVICES (0.1%)
Catalytica, Inc. + ....................       20,000             222,500
Jacobs Engineering Group, Inc. + ......        5,900             184,744
                                                           ---------------
                                                                 407,244
                                                           ---------------
INSURANCE (2.1%)
Allmerica Financial Corp. .............        6,600             357,225

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
INSURANCE (CONTINUED)
AMBAC, Inc. ...........................       11,800         $   566,400
American International Group, Inc. ....       68,800           7,546,500
CIGNA Corp. ...........................       14,500           1,156,375
Horace Mann Educators Corp. ...........       12,900             187,856
Marsh & McLennan Co., Inc. ............       21,100           2,079,669
MGIC Investment Corp. .................        9,900             473,344
Mutual Risk Management Ltd. ...........        4,900              76,869
PMI Group, Inc. (The) .................        9,900             479,531
Radian Group Inc. .....................        3,400             173,187
                                                           ---------------
                                                              13,096,956
                                                           ---------------
INVESTMENT SERVICES (1.8%)
Bear Stearns Co., Inc. (The) ..........       13,100             561,662
Charles Schwab Corp. ..................       36,900           1,642,050
Donaldson, Lufkin & Jenrette, Inc. ....        7,900             329,331
Edwards (A.G.), Inc. ..................        1,100              41,388
Goldman Sachs Group, Inc. (The) .......        3,400             317,050
Investors Financial Services Corp. ....        3,500             285,687
Knight/Trimark Group, Inc. + ..........        3,500             131,906
Lehman Brothers Holdings Inc. .........        7,900             648,294
Merrill Lynch & Co., Inc. .............       19,300           1,967,394
Morgan Stanley Dean Witter & Co. ......       59,700           4,581,975
National Discount Brokers Group, Inc. +        1,000              29,188
Paine Webber Group Inc. ...............       13,100             574,762
                                                           ---------------
                                                              11,110,687
                                                           ---------------
MAJOR TELECOMMUNICATIONS (6.2%)
AT&T Corp. ............................      161,400           7,535,362
AT&T Wireless Group + .................       38,700           1,231,144
Bell Atlantic Corp. ...................       84,200           4,988,850
BellSouth Corp. .......................      103,200           5,024,550
GTE Corp. .............................       52,500           3,556,875
MCI Worldcom, Inc. + ..................       72,800           3,307,850
Nextel Communications, Inc. + .........        4,200             459,638
SBC Communications, Inc. ..............      135,000           5,914,687
Sprint Corp. ..........................       37,300           2,293,950
Sprint PCS + ..........................       23,600           1,298,000
U.S. WEST, Inc. .......................       27,500           1,957,656
Western Wireless Corporation ..........        8,200             407,438
                                                           ---------------
                                                              37,976,000
                                                           ---------------
OIL (4.8%)
Amerada Hess Corp. ....................        9,000             572,625
Chevron Corp. .........................       53,900           4,588,237
Conoco Inc. ...........................       33,500             833,312
Exxon Mobil Corp. .....................      263,100          20,439,581
Kerr-McGee Corp. ......................        8,300             429,525
Occidental Petroleum Corp. ............       30,900             662,419
Ocean Energy, Inc. + ..................       19,700             254,869
Tesoro Petroleum Corp. + ..............       22,800             267,900
Triton Energy Ltd. + ..................        7,400             269,638
Ultramar Diamond Shamrock Corp. .......       14,800             366,300
USX-Marathon Group ....................       21,000             489,562


24 See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
OIL (CONTINUED)
Valero Energy Corp. ...................       10,200         $   295,800
Vintage Petroleum, Inc. + .............       13,900             276,263
                                                           ---------------
                                                              29,746,031
                                                           ---------------
OIL SERVICES (0.4%)
BJ Services Co. + .....................        9,600             674,400
Marine Drilling Companies, Inc. + .....       11,800             306,800
McDermott International, Inc., ADR ....       25,600             208,000
Schlumberger, Ltd. ....................       13,600           1,041,250
Tidewater, Inc. .......................       16,400             487,900
                                                           ---------------
                                                               2,718,350
                                                           ---------------
OTHER TELECOMMUNICATIONS (0.6%)
CapRock Communications Corp. + ........        5,000             167,500
Global Crossing Holdings Ltd. + .......       40,400           1,272,600
IDT Corporation + .....................        3,100              98,038
Level 3 Communications, Inc. ..........       20,900           1,860,100
Telephone & Data Systems, Inc. ........        5,200             530,400
                                                           ---------------
                                                               3,928,638
                                                           ---------------
PRINT MEDIA (0.2%)
Gannett Co., Inc. .....................       15,100             964,512
Knight-Ridder, Inc. ...................        9,100             446,469
                                                           ---------------
                                                               1,410,981
                                                           ---------------
PRODUCER GOODS (2.8%)
Cable Design Technologies, Inc. + .....        3,700             126,725
CommScope, Inc. + .....................        6,700             318,250
Corning, Inc. .........................       18,100           3,574,750
Dover Corp. ...........................       13,800             701,212
Emerson Electric Co. ..................       22,700           1,245,662
FMC Corp. + ...........................        2,800             162,925
Graco, Inc. ...........................        8,400             284,550
Honeywell International Inc. ..........       43,700           2,447,200
ITT Industries, Inc. ..................        6,600             208,312
Littlefuse,  Inc. + ...................        6,600             234,300
Minnesota Mining and Manufacturing Co.        21,700           1,877,050
Mueller Industries, Inc. + ............        5,500             181,156
Tecumseh Products Co. .................        3,000             139,313
Tower Automotive, Inc. + ..............       11,100             173,438
Tyco International Ltd. ...............      114,900           5,278,219
United Stationers, Inc. + .............        1,000              33,375
Zebra Technologies, Inc. + ............        3,200             182,400
                                                           ---------------
                                                              17,168,837
                                                           ---------------
REAL ESTATE INVESTMENT TRUSTS (0.1%)
Beacon Capital + [plus sign]...........       26,000             462,800
                                                           ---------------
SEMICONDUCTORS AND ELECTRONICS (12.0%)
Adaptec, Inc. + .......................        9,400             253,800
Advanced Micro Devices Corp. + ........       11,500           1,009,125
Altera Corp. + ........................        5,000             511,250
Amkor Technology, Inc. + ..............        6,400             391,600
ANADIGICS, Inc. + .....................        4,650             349,912
Analog Devices, Inc. + ................       11,600             891,025
Applied Materials, Inc. + .............       62,400           6,353,100


                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
UNITED STATES (CONTINUED)
SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
Applied Micro Circuits Corp. + ........        7,900         $ 1,018,112
Atmel Corp. + .........................        3,300             161,494
AVX Corp. .............................        7,500             730,781
C-Cube Microsystems, Inc. + ...........        3,800             244,150
Carrier Access Corp. + ................        3,300             143,963
Comverse Technology, Inc. + ...........        8,300             740,256
Conexant Systems, Inc. + ..............        5,800             347,275
CTS Corp. .............................        3,000             189,188
Cybex Computer Products Corp. + .......        6,300             172,463
Digital Lightwave, Inc. + .............        3,000             205,500
General Semiconductor Corp. + .........       10,500             210,000
Integrated Electric Services Inc. + ...        6,800             326,825
Intel Corp. ...........................      219,200          27,797,300
International Rectifier Corp. + .......        8,400             412,650
KLA Instruments Corp. + ...............        9,700             726,287
Kulicke & Soffa Industries, Inc. + ....        2,300             180,119
Lam Research Corporation + ............        5,400             247,725
LSI Logic Corp. + .....................        5,500             343,750
Microchip Technology, Inc. + ..........        5,900             366,169
Motorola, Inc. ........................       48,000           5,715,000
MRV Communications, Inc. + ............        1,500             103,406
National Semiconductor Corp. + ........       11,600             704,700
Novellus Systems, Inc. + ..............        3,300             220,069
PMC Sierra Inc. + .....................        2,400             460,500
QUALCOMM Inc. + .......................       53,800           5,833,937
RF Micro Devices, Inc. + ..............        2,200             228,938
Scientific-Atlanta, Inc. ..............       10,500             683,156
SDL, Inc. + ...........................        6,000           1,170,000
Semtech Corp. + .......................        4,300             293,206
Solectron Corp. + .....................       27,100           1,268,619
Teradyne, Inc. + ......................        6,100             671,000
Texas Instruments, Inc. ...............       65,200          10,619,450
Transwitch Corp. + ....................        2,800             246,575
Varian Semiconductor Equipment
 Associates, Inc. + ...................        3,200             215,200
Veeco Instruments Inc. + ..............        1,800             111,825
Vishay Intertechnology, Inc. + ........       12,900           1,081,987
                                                           ---------------
                                                              73,951,387
                                                           ---------------
SPECIALTY CHEMICALS (0.1%)
ChiRex Inc. + .........................        9,500             161,500
Cytec Industries Inc. + ...............        3,000              90,387
Lubrizol Corp. (The) ..................       14,100             361,312
Olin Corp. ............................        9,400             166,850
OM Group, Inc. ........................        2,200             101,200
                                                           ---------------
                                                                 881,249
                                                           ---------------
STEEL (0.0%)
Nucor Corp. ...........................        1,800              77,400
                                                           ---------------
SURFACE TRANSPORT (0.1%)
Kansas City Southern Industries, Inc. .        8,200             589,375
                                                           ---------------


                                      See Notes to Portfolio of Investments. 25

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)
================================================================================

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
TEXTILES AND APPAREL (0.1%)
Timberland Co. (The) + ................        4,400        $    305,250
                                                           ---------------
TOBACCO (0.5%)
Philip Morris Co., Inc. ...............      128,000           2,800,000
                                                           ---------------
TOTAL UNITED STATES COMMON STOCKS                            567,854,057
 (COST $490,721,495)
                                                           ---------------
FOREIGN COMMON STOCKS (5.2%)
CANADA (2.0%)
Alcan Aluminum Ltd. (Aluminum) ........        9,000             294,750
Inco Ltd. (Miscellaneous Metals) + ....       24,300             379,688
Nortel Networks Corp. (Semiconductors
 and Electronics) .....................      100,890          11,425,792
                                                           ---------------
TOTAL CANADA                                                  12,100,230
                                                           ---------------
DENMARK (0.2%)
Novo-Nordisk A/S (Drugs) ..............        4,000             537,799
Tele Danmark A/S (Other
 Telecommunications)...................        6,500             476,685
Vestas Wind Systems A/S (Producer
 Goods) + .............................        1,200             401,882
                                                           ---------------
TOTAL DENMARK                                                  1,416,366
                                                           ---------------
FINLAND (0.3%)
Comptel Oyj (Computer and Computer
 Software Stores) + ...................       10,000             226,549
JOT Automation Group Oyj (Electrical
 Machinery and Instruments) ...........       30,000             217,345
Nokia Corp., ADR (Semiconductors and
 Electronics)..........................       16,000             910,000
Perlos Oyj (Semiconductors and
 Electronics) + .......................        4,000             148,542
                                                           ---------------
TOTAL FINLAND                                                  1,502,436
                                                           ---------------
FRANCE (0.2%)
Axa Financial, Inc. (Diversified
 Financial Services) ..................        1,300             193,223
Genset (Biotech and Medical Products) .        8,700             247,950
Vivendi (Conglomerate and Aerospace) ..        4,500             446,172
                                                           ---------------
TOTAL FRANCE                                                     887,345
                                                           ---------------
GERMANY (0.3%)
Deutsche Pfandbrief & Hypothekenbank AG
 (Banks and Thrifts) ..................        1,800             185,358
Infineon Technologies Ag
 (Semiconductors and Electronics) .....        5,600             387,849
Infonet Services Corporation (Data and
 Imaging Services) ....................        8,700             146,813
Intershop Communications AG (Data and
 Imaging Services) + ..................        1,000             445,170
Siemens AG (Electrical Machinery and
 Instruments)..........................        4,900             724,730
                                                           ---------------
TOTAL GERMANY                                                  1,889,920
                                                           ---------------
IRELAND (0.1%)
Allied Irish Banks Plc (Investment
 Services).............................       31,729             317,483
CRH Plc (Forest Products and Building
 Materials)............................       24,205             388,221
                                                           ---------------
TOTAL IRELAND                                                    705,704
                                                           ---------------
ISRAEL (0.0%)
Orbotech Ltd. (Computers) + ...........        1,500             127,875

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
ISRAEL (CONTINUED)
Scitex Corporation Ltd. (Data and
 Imaging Services) + ..................        6,100         $    72,437
                                                           ---------------
TOTAL ISRAEL                                                     200,312
                                                           ---------------
ITALY (0.1%)
Banca del Nazionale Lavoro
 (Banks and Thrifts) + ................       60,600             198,809
Telecom Italia SpA (Other
 Telecommunications)...................       26,900             257,397
Tiscali Spa (Major Telecommunications)
 +.....................................        3,000             161,163
                                                           ---------------
TOTAL ITALY                                                      617,369
                                                           ---------------
JAPAN (0.6%)
Canon, Inc. (Semiconductors and
 Electronics)..........................        9,000             411,381
Crayfish Corp. (Data and Imaging
 Services) + ..........................            3             205,413
Minebea Co. Ltd. (Semiconductors and
 Electronics)..........................        8,000              97,710
Murata Manufacturing Co., Ltd.
 (Semiconductors and Electronics) .....        2,000             388,619
NTT Mobile Communication Network, Inc.
 (Other Telecommunications) + .........            9             300,624
Sekisui Chemical Co., Ltd.
 (Specialty Chemicals) ................       47,000             172,214
Shin-Etsu Chemical Co., Ltd. (Specialty
 Chemicals)............................       13,000             686,838
Softbank Corp.
 (Semiconductors and Electronics) + ...        1,400             345,871
Softbank Corp. (Semiconductors and
 Electronics)                                    700             172,288
Sony Corporation (Semiconductors and
 Electronics)..........................        4,600             530,123
Takefuji Corp. (Banks and Thrifts) ....        6,000             634,559
                                                           ---------------
TOTAL JAPAN                                                    3,945,640
                                                           ---------------
NETHERLANDS (0.5%)
Getronics NV (Computers) ..............        4,300             257,059
ING Groep NV (Diversified Financial
 Services).............................        5,927             324,185
Koninklijke KPN NV (Major
 Telecommunications)...................        3,800             383,867
Philips Electronics Nv (Heavy
 Machinery)............................       16,800             751,254
STMicroelectronics (Semiconductors and
 Electronics)..........................        2,700             516,461
United Pan-Europe Communications NV
 (Other Telecommunications) + .........        9,300             339,258
VNU UV (Print Media) ..................        7,100             380,773
                                                           ---------------
TOTAL NETHERLANDS                                              2,952,857
                                                           ---------------
SPAIN (0.2%)
Telefonica Publicidad e Informacion,
 S.A. (Consumer Services) + ...........        8,600             340,917
Telefonica SA (Major
 Telecommunications) + ................       26,273             586,115
                                                           ---------------
TOTAL SPAIN                                                      927,032
                                                           ---------------
SWEDEN (0.2%)
Ericsson, ADR (Semiconductors and
 Electronics)..........................        7,400             654,438
HiQ International AB (Data and Imaging
 Services) + ..........................        3,000             296,549
Information Highway Ab (Computers) + ..       22,800             234,290


26 See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
SWEDEN (CONTINUED)
Skandia Forsakrings Ab (Insurance) ....        1,300        $     62,292
Telelogic Ab (Major Telecommunications)
 +.....................................       25,000             189,880
                                                           ---------------
TOTAL SWEDEN                                                   1,437,449
                                                           ---------------
SWITZERLAND (0.1%)
Fantastic Corporation (Data and Imaging
 Services) +                                   7,800             143,584
Gretag Imaging Group (Biotech and
 Medical Products) + ..................        2,000             402,796
The Swatch Group AG (Consumer
 Specialties)..........................          300             322,237
                                                           ---------------
TOTAL SWITZERLAND                                                868,617
                                                           ---------------
UNITED KINGDOM (0.4%)
British Telecom Plc (Other
 Telecommunications)...................       35,781             644,446
Cable & Wireless Plc (Other
 Telecommunications) + ................       26,384             438,867
Celltech Group Plc (Drugs) + ..........       10,000             164,617
Celltech Group Plc (Biotech and Medical
 Products) + ..........................        2,700              95,850
Granada Group Plc (Electronic Media) +           246               2,410
Shire Pharmaceuticals Group Plc (Drugs)
 +.....................................        7,300             293,825
Vodafone Group Plc
 (Other Telecommunications) ...........       87,306             402,335
WPP Group Plc (Commercial Services) ...       26,200             423,917
                                                           ---------------
TOTAL UNITED KINGDOM                                           2,466,267
                                                           ---------------
TOTAL FOREIGN COMMON STOCKS
 (COST $24,684,410)                                           31,917,544
                                                           ---------------
TOTAL COMMON STOCKS
 (COST $515,405,905)                                         599,771,601
                                                           ---------------
PREFERRED STOCKS (0.0%)
UNITED STATES (0.0%)
Merrill CBR (Investment Services) + ...        1,300              49,075
                                                           ---------------
TOTAL UNITED STATES PREFERRED STOCKS
 (COST $70,363)                                                   49,075
                                                           ---------------
FOREIGN (0.0%)
SAP AG (Data and Imaging Services) + ..          200             117,922
                                                           ---------------
TOTAL FOREIGN PREFERRED STOCKS
 (COST $156,346)                                                 117,922
                                                           ---------------
TOTAL PREFERRED STOCKS (COST $226,709)                           166,997
                                                           ---------------
                                           PRINCIPAL
                                            AMOUNT
                                         -------------
LONG-TERM BONDS AND NOTES (0.0%)
CORPORATE BONDS (0.0%)
Devon Energy Corp.,4.90%,08/15/08 .....  $    39,000              37,840
Kerr-McGee Corp.,7.50%,05/15/14 .......       47,000              44,004
TALK.com Inc.,5.00%,12/15/04 ..........      100,000              68,875
Vantive Corp. (The),4.75%,09/01/02 ....       70,000              61,775
                                                           ---------------
TOTAL CORPORATE BONDS                                            212,494
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $237,879)                                                 212,494
                                                           ---------------

                                           PRINCIPAL           MARKET
                                            AMOUNT              VALUE
                                         -------------     ---------------
SHORT-TERM INVESTMENTS (2.1%)
Federal Farm Credit Bank,5.88%,05/01/00  $ 8,958,000        $  8,958,000
U.S. Treasury Bill,5.55%,05/18/00 .....      200,000             199,476
Viacom International
 Inc.,6.35%,05/17/00...................    4,000,000           3,988,711
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $13,146,187)                                           13,146,187
                                                           ---------------
TOTAL INVESTMENTS (COST
 $529,016,680)(a)                                            613,297,279

OTHER ASSETS LESS LIABILITIES                                  4,243,268
                                                           ---------------
TOTAL NET ASSETS                                            $617,540,547
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $537,450,201. Unrealized gains and losses, based on identified tax cost at April 30, 2000, are as follows:

Unrealized gains.............................           $ 100,826,464

Unrealized losses............................             (24,979,386)
                                                       --------------
 Net unrealized gain.........................           $  75,847,078
                                                       ==============

+    Non-income producing security.

[plus sign] Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Acquisition date and cost concerning illiquid securities at April 30, 2000 is shown below:

                    ACQUISITION
                       DATE             COST
                   -------------      --------


Beacon Capital ...    3/17/98         $391,700
                                      ========

The market value of the total illiquid securities above is $462,800 which represents 0.07% of the total net assets.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 27

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
REAL ESTATE
================================================================================

                                             NUMBER OF         MARKET
                                              SHARES            VALUE
                                            ------------     -------------
COMMON STOCKS (98.7%)
REAL ESTATE INVESTMENT TRUSTS (98.7%)
Alexandria Real Estate Equities, Inc. ....       800            $ 25,600
AMB Property Corp. .......................     5,000             110,312
Apartment Investment & Management Co. ....     3,300             131,175
Archstone Communities Trust ..............     2,500              54,063
Arden Realty Group, Inc. .................     2,400              53,400
Avalon Bay Communities, Inc. .............     2,100              82,162
Beacon Capital + [plus sign] .............     6,600             117,480
Boston Properties, Inc. ..................     6,200             216,225
Brandywine Realty Trust ..................     1,900              33,013
BRE Properties, Inc. .....................     3,600             100,575
Camden Property Trust ....................     1,100              31,213
Capital Automotive REIT, Inc. ............     3,100              43,206
CBL & Associates Properties, Inc. ........     2,900              67,969
Colonial Properties Trust ................     1,700              42,394
Cousins Properties, Inc. .................       500              19,625
Developers Diversified Realty Corp. ......     6,100              92,644
Duke-Weeks Realty Corp. ..................     3,044              66,017
Eastgroup Properties, Inc. ...............     1,300              27,056
Equity Office Properties Trust ...........     7,700             209,344
Equity Residential Properties Trust ......     4,903             223,086
Essex Property Trust, Inc. ...............     1,300              50,213
First Industrial Realty Trust, Inc. ......     1,100              33,069
General Growth Properties, Inc. ..........     4,100             134,787
Glimcher Realty Trust ....................     3,000              41,250
Golf Trust of America, Inc. ..............     1,200              20,700
Great Lakes REIT, Inc. ...................     1,400              21,175
Health Care Property Investors, Inc. .....     2,100              58,537
Healthcare Realty Trust, Inc. ............     1,500              27,000
Highwood Properties, Inc. ................     2,500              56,719
Home Properties of New York, Inc. ........     1,400              39,200
Hospitality Properties Trust .............     2,900              64,525
Host Marriott Corp. ......................    11,800             126,112
Kimco Realty Corp. .......................     4,700             187,119
Koger Equity, Inc. .......................     3,300              57,750
Liberty Property Trust ...................     4,600             113,850
Macerich Company (The) ...................     1,300              30,144
Mack-Cali Realty Corp. ...................     1,800              46,350
Pacific Gulf Properties, Inc. ............       700              15,050
Pan Pacific Retail Properties, Inc. ......     1,100              20,900
Parkway Properties, Inc. .................     1,100              33,000
Pinnacle Holdings Inc. + .................     1,600              89,900
Post Properties, Inc. ....................     2,900             121,800
Prentiss Properties Trust ................     4,800             114,000
ProLogis Trust ...........................     8,800             173,250
PS Business Parks, Inc. ..................     2,000              44,500
Public Storage, Inc. .....................     2,916              65,245
Reckson Associates Realty Corp. ..........     3,200              64,200
Reckson Associates Realty Corp. - Class B        450               9,675
Shurgard Storage Centers, Inc. ...........     1,100              28,806

                                             NUMBER OF          MARKET
                                              SHARES             VALUE
                                            ------------     -------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Simon Property Group, Inc. ...............     7,000          $  177,625
SL Green Realty Corp. ....................     4,400             113,025
Spieker Properties, Inc. .................     3,600             159,525
Starwood Hotels & Resort Worldwide, Inc. .     1,530              43,509
Summit Properties Inc. ...................     3,300              65,794
Vornado Realty Trust .....................     3,800             131,100
Weingarten Realty Investors ..............     1,100              44,550
                                                             -------------
TOTAL COMMON STOCKS (COST $4,328,244)                          4,370,513
                                                             -------------
TOTAL INVESTMENTS (COST $4,328,244)(a)                         4,370,513

OTHER ASSETS LESS LIABILITIES                                     57,206
                                                             -------------
TOTAL NET ASSETS                                              $4,427,719
                                                             =============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $4,396,500. Unrealized gains and losses, based on identified tax cost at April 30, 2000, are as follows:

Unrealized gains.............................             $  215,067

Unrealized losses............................               (241,054)
                                                          ----------

 Net unrealized loss.........................             $  (25,987)
                                                          ==========


+    Non-income producing security.

[plus sign] Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Acquisition date and cost concerning illiquid securities at April 30, 2000 is shown below:

                                     ACQUISITION
                                         DATE                    COST
                                    -------------               -------
Beacon Capital...............          3/17/98                  $99,432
                                                                =======

The market value of the total illiquid securities above is $117,480 which represents 2.65% of the total net assets.

Category percentages are based on net assets.


28 See Notes to Financial Statements.

GROWTH & INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)
================================================================================

                              BALANCED     GROWTH AND INCOME     REAL ESTATE
                           --------------  ------------------  ----------------
ASSETS:
Investments, at market
 value...................   $134,575,860      $613,297,279       $ 4,370,513
Cash ....................         70,747                75            60,701
Cash denominated in
 foreign currencies .....         16,518           490,516                --
Receivable for:
 Dividends and interest .        675,272           459,174             5,672
 Investments sold .......        962,137         5,348,163                --
 Fund shares sold .......        174,884           520,497               674
 Recoverable foreign
 taxes...................             --            30,641                --
 Variation margin .......         16,000                --                --
 Reimbursement from
 Investment Adviser .....             --                --             4,038
Prepaid expenses ........            797             4,049                29
Gross unrealized gain on
 forward foreign currency
 exchange contracts .....            449             8,951                --
                            ------------      ------------       -----------
     Total assets .......    136,492,664       620,159,345         4,441,627
                            ------------      ------------       -----------
LIABILITIES:
Payable for:
 Investments purchased ..      5,101,293         1,813,540                --
 Fund shares redeemed ...         52,338           297,045                --
Other liabilities .......        153,818           500,491            13,908
Net unrealized
 depreciation on swap
 contract................         30,607                --                --
Gross unrealized loss on
 forward foreign currency
 exchange contracts .....             --             7,722                --
                            ------------      ------------       -----------
     Total liabilities ..      5,338,056         2,618,798            13,908
                            ------------      ------------       -----------
     NET ASSETS .........   $131,154,608      $617,540,547       $ 4,427,719
                            ============      ============       ===========
NET ASSETS REPRESENTED
BY:
Paid-in capital .........   $ 99,871,820      $500,622,015       $ 5,393,484
Net unrealized gain on
 investments, open
 futures contracts, swaps
 and foreign currency
 related transactions ...     22,169,791        84,259,493            42,269
Undistributed net
 investment income ......        891,623           402,961            56,098
Accumulated net realized
 gain (loss) on
 investments.............      8,221,374        32,256,078        (1,064,132)
                            ------------      ------------       -----------
     NET ASSETS .........   $131,154,608      $617,540,547       $ 4,427,719
                            ============      ============       ===========

Cost of investments .....   $112,085,510      $529,016,680       $ 4,328,244
Cost of cash denominated
 in foreign currencies ..   $     17,437      $    496,685       $        --


                                           See Notes to Financial Statements. 29

GROWTH & INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
================================================================================

                              BALANCED     GROWTH AND INCOME     REAL ESTATE
                           --------------  ------------------  ----------------
CAPITAL SHARES, $.001 PAR
VALUE:
Class I:
 Outstanding ............      6,766,682        35,627,715           398,058
 Net Assets .............   $ 95,292,191      $531,663,183       $ 3,239,188
 Net Asset Value,
  offering and redemption
  price per share (net
  assets divided by shares
  outstanding)...........   $      14.08      $      14.92       $      8.14
Class A:
 Outstanding ............      2,394,822         5,565,212           111,020
 Net Assets .............   $ 33,673,633      $ 82,695,842       $   901,093
 Net Asset Value and
  redemption price per
  share (net assets
  divided by shares
  outstanding)...........   $      14.06      $      14.86       $      8.12
 Offering price (net
  asset value divided by 1
  minus maximum sales
  load)..................   $      14.92      $      15.77       $      8.62
Class B:
 Outstanding ............         42,431            62,163            13,708
 Net Assets .............   $    594,690      $    922,914       $   111,189
 Net Asset Value,
  offering and redemption
  price per share (net
  assets divided by shares
  outstanding)...........   $      14.02      $      14.85       $      8.11
Class C:
 Outstanding ............        114,227           152,893            21,756
 Net Assets .............   $  1,594,094      $  2,258,608       $   176,249
 Net Asset Value,
  offering and redemption
  price per share (net
  assets divided by shares
  outstanding)...........   $      13.96      $      14.77       $      8.10


30 See Notes to Financial Statements.

GROWTH & INCOME FUNDS
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED APRIL 30, 2000 (UNAUDITED)
================================================================================

                                   BALANCED    GROWTH AND INCOME   REAL ESTATE
                                  -----------  -----------------  -------------
INVESTMENT INCOME:
Dividends ......................  $  373,715     $ 3,016,000       $ 149,039
Interest .......................   1,737,846         545,015           6,268
                                  ----------     -----------       ---------
                                   2,111,561       3,561,015         155,307
Foreign taxes withheld on
 dividends......................        (468)        (11,528)             --
                                  ----------     -----------       ---------
   Total investment income .....   2,111,093       3,549,487         155,307
                                  ----------     -----------       ---------
INVESTMENT EXPENSES:
Investment advisory fees .......     518,621       2,081,884          16,819
Administrative services fees ...      64,828         313,209           2,102
Distribution plan fees - Class A      40,552         100,497           1,036
Distribution plan fees - Class B       2,445           2,255             502
Distribution plan fees - Class C       5,873           7,521             624
Shareholder services fees -
 Class B .......................         815             752             168
Shareholder services fees -
 Class C .......................       1,958           2,507             208
Printing and postage fees ......       8,525          35,715           1,357
Custody fees ...................      26,749          41,881           5,010
Transfer agent fees ............      53,757          65,521          13,050
Audit fees .....................      12,460          15,117          10,773
Directors' fees ................       1,939           9,282              69
Registration fees ..............       8,385          17,762           4,316
Miscellaneous expenses .........       4,227          21,158              49
                                  ----------     -----------       ---------
Expenses before reimbursement
 and waiver from Investment
 Adviser........................     751,134       2,715,061          56,083
Expense reimbursement and waiver
 from Investment Adviser .......          --              --         (26,117)
                                  ----------     -----------       ---------
   Net investment expenses .....     751,134       2,715,061          29,966
                                  ----------     -----------       ---------
Net investment income ..........   1,359,959         834,426         125,341
                                  ----------     -----------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ...................   8,309,889      35,581,928        (587,228)
 Options Written ...............       3,199        (264,480)             --
 Futures and forward foreign
  currency exchange contracts ..     456,248        (177,137)             --
 Foreign currency related
  transactions..................     (69,921)       (238,453)             --
                                  ----------     -----------       ---------
     Net realized gain (loss) on
      investments...............   8,699,415      34,901,858        (587,228)
                                  ----------     -----------       ---------
Net change in unrealized gain or
 loss on:
 Investments ...................     199,826      16,380,546         876,322
 Options Written ...............          --        (815,487)             --
 Swap contract .................     (30,607)             --              --
 Futures and forward foreign
  currency exchange contracts ..    (229,383)        103,108              --
 Foreign currency related
  transactions..................     (14,875)         14,878              --
                                  ----------     -----------       ---------
     Net change in unrealized
      gain or loss on investments    (75,039)     15,683,045         876,322
                                  ----------     -----------       ---------
Net realized and change in
 unrealized gain or loss on
 investments....................   8,624,376      50,584,903         289,094
                                  ----------     -----------       ---------
Net increase in net assets
 resulting from operations .....  $9,984,335     $51,419,329       $ 414,435
                                  ==========     ===========       =========


                                           See Notes to Financial Statements. 31

GROWTH & INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                         BALANCED
                                             --------------------------------
                                               SIX MONTH
                                              PERIOD ENDED
                                             APRIL 30, 2000      YEAR ENDED
                                              (UNAUDITED)     OCTOBER 31, 1999
                                             --------------   ----------------
FROM OPERATIONS:
Net investment income .....................  $  1,359,959      $  3,026,171
Net realized gain on investments...........     8,699,415         4,603,655
Net change in unrealized gain or loss on
 investments...............................       (75,039)        9,923,300
                                             ------------      ------------
 Net increase in net assets resulting from
  operations...............................     9,984,335        17,553,126
                                             ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income................    (1,343,337)       (2,952,877)
 From net realized gains...................    (3,587,037)       (5,225,035)
Class A:
 From net investment income................      (387,764)         (233,379)
 From net realized gains...................    (1,116,230)         (374,055)
Class B:
 From net investment income................        (7,810)           (1,449)
 From net realized gains...................       (29,173)               --
Class C:
 From net investment income................       (16,670)          (12,315)
 From net realized gains...................       (65,438)          (16,008)
                                             ------------      ------------
 Decrease in net assets from distributions
  to shareholders..........................    (6,553,459)       (8,815,118)
                                             ------------      ------------
FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold.................     3,870,360        31,653,601
 Net asset value of shares issued upon
  reinvestment of distributions............     4,876,706         8,105,087
 Payments for shares redeemed..............   (14,712,972)      (60,750,795)
Class A:
 Proceeds from shares sold.................    17,850,403        22,679,325
 Net asset value of shares issued upon
  reinvestment of distributions............     1,478,513           547,198
 Payments for shares redeemed..............   (13,847,043)       (4,299,124)
Class B:
 Proceeds from shares sold.................       367,281           862,814
 Net asset value of shares issued upon
  reinvestment of distributions............        36,973             1,442
 Payments for shares redeemed..............      (566,718)         (131,198)
Class C:
 Proceeds from shares sold.................       355,712         1,471,222
 Net asset value of shares issued upon
  reinvestment of distributions............        80,962            22,343
 Payments for shares redeemed..............      (469,071)         (144,640)
                                             ------------      ------------
 Net increase (decrease) in net assets from
 fund share transactions...................      (678,894)           17,275
                                             ------------      ------------
Net change in net assets...................     2,751,982         8,755,283
NET ASSETS:
Beginning of period........................   128,402,626       119,647,343
                                             ------------      ------------
End of period..............................  $131,154,608      $128,402,626
                                             ============      ============
End of period net assets includes
 undistributed net investment income.......  $    891,623      $  1,287,245
                                             ============      ============


32 See Notes to Financial Statements.

================================================================================

                                                         BALANCED
                                             --------------------------------
                                               SIX MONTH
                                              PERIOD ENDED
                                             APRIL 30, 2000      YEAR ENDED
                                              (UNAUDITED)     OCTOBER 31, 1999
                                             --------------   ----------------
SHARE TRANSACTIONS:
Class I:
 Number of shares sold.....................       279,638         2,351,174
 Number of shares issued upon reinvestment
  of distributions.........................       363,933           614,812
 Number of shares redeemed.................    (1,059,830)       (4,494,555)
                                             ------------      ------------
 Net decrease..............................      (416,259)       (1,528,569)
                                             ============      ============
Class A:
 Number of shares sold.....................     1,299,295         1,680,939
 Number of shares issued upon reinvestment
  of distributions.........................       110,419            41,455
 Number of shares redeemed.................    (1,006,869)         (318,457)
                                             ------------      ------------
 Net increase..............................       402,845         1,403,937
                                             ============      ============
Class B:
 Number of shares sold.....................        26,910            63,888
 Number of shares issued upon reinvestment
  of distributions.........................         2,761               106
 Number of shares redeemed.................       (41,638)           (9,596)
                                             ------------      ------------
 Net increase (decrease)...................       (11,967)           54,398
                                             ============      ============
Class C:
 Number of shares sold.....................        25,529           109,885
 Number of shares issued upon reinvestment
  of distributions.........................         6,073             1,688
 Number of shares redeemed.................       (34,885)          (10,928)
                                             ------------      ------------
 Net increase (decrease)...................        (3,283)          100,645
                                             ============      ============


                                           See Notes to Financial Statements. 33

GROWTH & INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                    GROWTH AND INCOME
                                            ---------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                            APRIL 30, 2000       YEAR ENDED
                                              (UNAUDITED)     OCTOBER 31, 1999
                                            --------------    ----------------
FROM OPERATIONS:
Net investment income ....................  $     834,426      $   3,555,067
Net realized gain on investments..........     34,901,858        115,171,781
Net change in unrealized gain or loss on
 investments..............................     15,683,045         19,244,965
                                            -------------      -------------
 Net increase in net assets resulting from
  operations..............................     51,419,329        137,971,813
                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income...............     (1,625,610)        (5,474,676)
 From net realized gains..................    (95,805,621)       (66,695,846)
Class A:
 From net investment income...............       (149,768)          (228,923)
 From net realized gains..................    (13,781,416)        (3,028,420)
Class B:
 From net investment income...............             --               (175)
 From net realized gains..................        (82,864)                --
Class C:
 From net investment income...............             --             (3,664)
 From net realized gains..................       (320,564)           (97,390)
                                            -------------      -------------
 Decrease in net assets from distributions
  to shareholders.........................   (111,765,843)       (75,529,094)
                                            -------------      -------------
FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold................     15,250,060         60,294,167
 Net asset value of shares issued upon
  reinvestment of distributions...........     97,298,277         72,076,178
 Payments for shares redeemed.............    (87,129,271)      (246,966,753)
Class A:
 Proceeds from shares sold................     88,549,281        280,148,875
 Net asset value of shares issued upon
  reinvestment of distributions...........     13,055,577          3,188,356
 Payments for shares redeemed.............    (84,234,321)      (237,476,255)
Class B:
 Proceeds from shares sold................        493,269            644,427
 Net asset value of shares issued upon
  reinvestment of distributions...........         82,414                154
 Payments for shares redeemed.............       (107,866)          (171,249)
Class C:
 Proceeds from shares sold................        553,572          1,338,716
 Net asset value of shares issued upon
  reinvestment of distributions...........        251,039             90,440
 Payments for shares redeemed.............       (157,791)          (291,726)
                                            -------------      -------------
 Net increase (decrease) in net assets
 from fund share transactions.............     43,904,240        (67,124,670)
                                            -------------      -------------
Net change in net assets..................    (16,442,274)        (4,681,951)
NET ASSETS:
Beginning of period.......................    633,982,821        638,664,772
                                            -------------      -------------
End of period.............................  $ 617,540,547      $ 633,982,821
                                            =============      =============
End of period net assets includes
 undistributed net investment income......  $     402,961      $   1,343,913
                                            =============      =============


34 See Notes to Financial Statements.

================================================================================

                                                    GROWTH AND INCOME
                                            ---------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                            APRIL 30, 2000       YEAR ENDED
                                              (UNAUDITED)     OCTOBER 31, 1999
                                            --------------    ----------------
SHARE TRANSACTIONS:
Class I:
 Number of shares sold....................      1,001,737          3,734,927
 Number of shares issued upon reinvestment
  of distributions........................      6,900,588          4,651,596
 Number of shares redeemed................     (5,670,044)       (15,249,779)
                                            -------------      -------------
 Net increase (decrease)..................      2,232,281         (6,863,256)
                                            =============      =============
Class A:
 Number of shares sold....................      5,797,038         17,371,212
 Number of shares issued upon reinvestment
  of distributions........................        929,223            206,126
 Number of shares redeemed................     (5,525,406)       (14,763,571)
                                            -------------      -------------
 Net increase.............................      1,200,855          2,813,767
                                            =============      =============
Class B:
 Number of shares sold....................         33,548             39,992
 Number of shares issued upon reinvestment
  of distributions........................          5,853                  9
 Number of shares redeemed................         (6,846)           (10,393)
                                            -------------      -------------
 Net increase.............................         32,555             29,608
                                            =============      =============
Class C:
 Number of shares sold....................         37,976             82,403
 Number of shares issued upon reinvestment
  of distributions........................         17,918              5,862
 Number of shares redeemed................        (10,708)           (17,940)
                                            -------------      -------------
 Net increase.............................         45,186             70,325
                                            =============      =============


                                           See Notes to Financial Statements. 35

GROWTH & INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                       REAL ESTATE
                                             --------------------------------
                                               SIX MONTH
                                              PERIOD ENDED
                                             APRIL 30, 2000      YEAR ENDED
                                              (UNAUDITED)     OCTOBER 31, 1999
                                             --------------   ----------------
FROM OPERATIONS:
Net investment income .....................   $  125,341        $  194,900
Net realized loss on investments...........     (587,228)         (321,115)
Net change in unrealized gain or loss on
 investments...............................      876,322             4,511
                                              ----------        ----------
 Net increase (decrease) in net assets
  resulting from operations................      414,435          (121,704)
                                              ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income................     (181,129)         (137,846)
Class A:
 From net investment income................      (44,566)           (9,276)
Class B:
 From net investment income................       (6,686)               --
Class C:
 From net investment income................       (8,301)           (3,547)
                                              ----------        ----------
 Decrease in net assets from distributions
  to shareholders..........................     (240,682)         (150,669)
                                              ----------        ----------
FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold.................       31,280           155,906
 Net asset value of shares issued upon
  reinvestment of distributions............        6,789             2,120
 Payments for shares redeemed..............     (214,966)         (639,081)
Class A:
 Proceeds from shares sold.................      218,929           809,568
 Net asset value of shares issued upon
  reinvestment of distributions............       35,115             3,490
 Payments for shares redeemed..............     (162,234)         (249,086)
Class B:
 Proceeds from shares sold.................           --           142,289
 Net asset value of shares issued upon
  reinvestment of distributions............        1,723                --
 Payments for shares redeemed..............      (35,202)               --
Class C:
 Proceeds from shares sold.................       11,388            94,771
 Net asset value of shares issued upon
  reinvestment of distributions............        3,063               856
 Payments for shares redeemed..............      (21,449)               --
                                              ----------        ----------
 Net increase (decrease) in net assets from
 fund share transactions...................     (125,564)          320,833
                                              ----------        ----------
Net change in net assets...................       48,189            48,460
NET ASSETS:
Beginning of period........................    4,379,530         4,331,070
                                              ----------        ----------
End of period..............................   $4,427,719        $4,379,530
                                              ==========        ==========
End of period net assets includes
 undistributed net investment income.......   $   56,098        $  171,439
                                              ==========        ==========


36 See Notes to Financial Statements.

================================================================================

                                                       REAL ESTATE
                                             --------------------------------
                                               SIX MONTH
                                              PERIOD ENDED
                                             APRIL 30, 2000      YEAR ENDED
                                              (UNAUDITED)     OCTOBER 31, 1999
                                             --------------   ----------------
SHARE TRANSACTIONS:
Class I:
 Number of shares sold.....................        4,192            18,690
 Number of shares issued upon reinvestment
  of distributions.........................          975               265
 Number of shares redeemed.................      (28,444)          (74,878)
                                              ----------        ----------
 Net decrease..............................      (23,277)          (55,923)
                                              ==========        ==========
Class A:
 Number of shares sold.....................       28,922            97,360
 Number of shares issued upon reinvestment
  of distributions.........................        5,052               436
 Number of shares redeemed.................      (21,499)          (31,237)
                                              ----------        ----------
 Net increase..............................       12,475            66,559
                                              ==========        ==========
Class B:
 Number of shares sold.....................           --            17,900
 Number of shares issued upon reinvestment
  of distributions.........................          247                --
 Number of shares redeemed.................       (4,439)               --
                                              ----------        ----------
 Net increase (decrease)...................       (4,192)           17,900
                                              ==========        ==========
Class C:
 Number of shares sold.....................        1,509            10,984
 Number of shares issued upon reinvestment
  of distributions.........................          440               107
 Number of shares redeemed.................       (2,833)               --
                                              ----------        ----------
 Net increase (decrease)...................         (884)           11,091
                                              ==========        ==========


                                           See Notes to Financial Statements. 37

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)
================================================================================

1. ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers three funds, (each a Fund; collectively, the Funds), Aetna Balanced Fund (Balanced), Aetna Growth and Income Fund (Growth and Income) and Aetna Real Estate Securities Fund (Real Estate).

The Funds are authorized to offer four classes of shares, Class I, Class A, Class B and Class C. Class I is offered principally to institutions. Information regarding sales charges and fees pursuant to Rule 12b-1 of the Act are as follows:

  CLASS I: No sales charges or distribution fees.

  CLASS A: Generally, subject to a front-end sales charge; distribution fees of 0.25% (of average net assets of the class per year).

  CLASS B: No front-end sales charge; contingent deferred sales charge (CDSC) applies if you sell your shares within six years of purchase; distribution fees of 0.75%; service fees of 0.25%; automatic conversion to Class A shares after eight years.

  CLASS C: No front-end sales charge; CDSC on redemptions made within 18 months of purchase; distribution fees of 0.75%; service fees of 0.25%.

Shares in each Class were first made available to the public on the following dates:

                                CLASS I           CLASS A          CLASS B       CLASS C
                                -------           -------          -------       -------
BALANCED                   December 27, 1991   April 15, 1994   March 1, 1999  June 30, 1998
GROWTH AND INCOME          December 27, 1991   April 15, 1994   March 1, 1999  June 30, 1998
REAL ESTATE                February 2, 1998   February 2, 1998  March 1, 1999  June 30, 1998

The following is each Fund's investment objective:

  BALANCED seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

  GROWTH AND INCOME seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

  REAL ESTATE seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Fund. Aeltus Capital, Inc. (ACI) is each Fund's principal underwriter. Aeltus and ACI are indirect wholly owned subsidiaries of Aetna Inc. (Aetna).

================================================================================

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board or Directors (Board).

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

The Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. SWAP CONTRACTS

Balanced may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
================================================================================

the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. As of April 30, 2000, Bond had entered into the following total return swap agreement. In the agreement, Bond has exchanged U.S. Dollar 1 month LIBOR (London Interbank Offered Rate) less 0.15% for Lehman Corporate Bond Index. The terms of the contract provide for the index differential to be settled on a monthly basis. For the period ended April 30, 2000 net cash payment of $(30,607) by Bond were accrued in connection with the total return swap agreement.

D. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Funds invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

E. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

================================================================================

F. DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

G. FEDERAL INCOME TAXES

Each Fund has met the requirements to be taxed as a regulated investment company for the fiscal year ended October 31, 1999, and intends to meet the requirements for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code
(Code). Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal income taxes.

H. DISTRIBUTIONS

Distributions from net investment income are based on taxable net income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions from net investment income are based on taxable net income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

I. LINE OF CREDIT

Certain series of the Company (including Balanced and Growth and Income), certain portfolios of Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares and certain series of Aetna GET Fund, collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unutilized amount of the credit facility. Each of the participating series will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999. No borrowings from the line of credit have been made as of April 30, 2000.

J. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
================================================================================

3. INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Fund pays Aeltus an investment advisory fee expressed as a percentage of each Fund's average daily net assets. As the Funds' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Funds' annual investment advisory fee ranges and the annual effective rates before waivers as of April 30, 2000:

                        FEE        EFFECTIVE
                       RANGE         RATE
                       -----       ---------
Balanced           0.80% - 0.65%     0.80%
Growth and Income  0.70% - 0.55%     0.63%
Real Estate        0.80% - 0.65%     0.80%

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

Aeltus has entered into a Service Agreement with Aetna Life Insurance and Annuity Company (ALIAC) under which ALIAC will provide various administrative and shareholder services to certain Class I shareholders or the Funds that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee of up to 0.40% of the average daily net assets associated with those shares. For the period November 1, 1999 through April 30, 2000, Aeltus paid ALIAC $1,109,000.

The Company has adopted a Shareholder Services Plan for the Class B and Class C shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A, Class B and Class C shares. The Distribution Plan provides for payments to ACI at an annual rate of 0.25% of the average daily net assets of Class A shares of each Fund and 0.75% of the average daily net assets of Class B and Class C shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by ACI in promoting the sale of Class A, Class B and Class C shares. Presently, the Funds' class-specific expenses are limited to distribution fees incurred by Class A, Class B and Class C shares and service fees incurred by Class B and Class C shares.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2000 to reimburse Real Estate for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase the Fund's total return. Actual expenses for the period ended April 30, 2000 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended April 30, 2000 were:

                                       COST OF PURCHASES       PROCEEDS FROM SALES
                                       -----------------       -------------------
Balanced                                $140,610,413             $150,129,564
Growth and Income                        620,929,385              686,779,296
Real Estate                                2,217,673                2,240,212

================================================================================

6. CAPITAL LOSS CARRYFORWARDS

As of April 30, 2000 Real Estate had incurred a capital loss carryforward of $439,475. It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the capital loss carryforward. The expiration dates of the capital loss carryforward for Real Estate are as follows:

                                                                              EXPIRATION
                                  AMOUNT                                         DATE
                                  ------                                      ----------
                                 $100,479                                    10/31/2006
                                 $338,996                                    10/31/2007

7. OPTIONS

For the period ended April 30, 2000 the following reflects the written option activity:

                                        CALL OPTIONS WRITTEN
                        -------------------------------------------------------
                          NUMBER OF         PREMIUM            REALIZED
BALANCED                  CONTRACTS         RECEIVED          GAIN (LOSS)
                        -------------------------------------------------------
Outstanding October
 31, 1999                      --           $     --            $   --
Written                     7,175             10,565                --
Closed                     (7,175)           (10,565)            3,199
                        -------------------------------------------------------
Outstanding April 30,
 2000                          --           $     --            $3,199
                        =======================================================

                                         CALL OPTIONS WRITTEN
                        ---------------------------------------------------------
                          NUMBER OF         PREMIUM            REALIZED
GROWTH AND INCOME         CONTRACTS         RECEIVED          GAIN (LOSS)
                        ---------------------------------------------------------
Outstanding October
 31, 1999                     558        $ 1,111,889         $      --
Written                        --                 --                --
Closed                       (558)        (1,111,889)          539,515
                        ---------------------------------------------------------
Outstanding April 30,
 2000                          --        $        --         $(539,515)
                        =========================================================

                                         PUT OPTIONS WRITTEN
                        -------------------------------------------------------
                          NUMBER OF         PREMIUM            REALIZED
GROWTH AND INCOME         CONTRACTS         RECEIVED          GAIN (LOSS)
                        -------------------------------------------------------
Outstanding October
 31, 1999                     152          $275, 035          $     --
Written                        --                 --                --
Expired                      (152)          (275,035)          275,035
                        -------------------------------------------------------
Outstanding April 30,
 2000                          --          $      --          $275,035
                        =======================================================

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
================================================================================

8. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of April 30, 2000, Growth and Income and Balanced had open forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The net unrealized gain of $1,229 for Growth and Income and $449 for Balanced on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

 EXCHANGE                            CONTRACTS      IN EXCHANGE     CONTRACTS    UNREALIEZED
   DATE      TYPE    CURRENCY   TO RECEIVE/DELIVER      FOR         AT VALUE     GAIN (LOSS)
   ----      ----    --------   ------------------      ---         --------     -----------

BALANCED
--------
  5/3/00     Buy       EURO            546,668        $497,561      $498,010       $   449
                                                                                   =======

GROWTH AND INCOME
-----------------
 5/18/00     Buy       HKD             390,000        $ 49,746      $ 50,063       $   317
 5/18/00     Buy       HKD             430,000          55,137        55,197            60
  5/2/00     Sell      EURO            407,000         372,853       370,822         2,031
 5/18/00     Sell      HKD             820,000         104,530       105,260          (730)
  5/1/00     Sell      JPY          11,280,000         106,035       105,915           120
 5/30/00     Sell      JPY          44,806,666         409,792       416,784        (6,992)
 7/17/00     Sell      JPY          29,470,083         282,822       276,399         6,423
                                                                                   -------
                                                                                   $ 1,229
                                                                                   =======

9. AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 14.8 billion shares. Of those 14.8 billion shares, each of the Funds have been allocated 100 million shares each of Class I, Class A, Class B and Class C. As of April 30, 2000, the following shares of the Funds were owned by ALIAC and its affiliates:

                            CLASS I   CLASS A   CLASS B    CLASS C
                            -------   -------   -------    -------
Balanced                   1,816,645     --        --       --
Growth and Income          5,500,898     --        --       --
Real Estate                  385,921   10,000    12,706   10,582

GROWTH & INCOME FUNDS
ADDITIONAL INFORMATION
APRIL 30, 2000 (UNAUDITED)
================================================================================

FUND CLOSURE

On March 1, 2000, the Board of Directors considered and agreed to submit to shareholders a proposal by Aeltus to liquidate Aetna Real Estate Securities Fund. The Fund was closed to new direct investors on March 6, 2000 and to new retirement plan investors on May 15, 2000. If approved by shareholders at the July 28, 2000 meeting, the liquidation will occur on or about September 1, 2000.

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS
BALANCED
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                SIX MONTH
                                               PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                              APRIL 30, 2000  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
                  CLASS I                      (UNAUDITED)       1999         1998         1997         1996          1995
--------------------------------------------  --------------  -----------  -----------  -----------  -----------  -------------

Net asset value, beginning of period .......   $ 13.74         $ 12.84      $  14.09     $  13.52     $ 12.36       $ 10.65
                                               -------         -------      --------     --------     -------       -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................      0.14            0.32+         0.33+        0.33+       0.31+         0.35+
 Net realized and change in unrealized gain
  or loss on investments ...................      0.94            1.53          1.02         2.04        1.77          1.69
                                               -------         -------      --------     --------     -------       -------
   Total income from investment operations .      1.08            1.85          1.35         2.37        2.08          2.04
                                               -------         -------      --------     --------     -------       -------
LESS DISTRIBUTIONS:
 From net investment income ................     (0.20)          (0.34)        (0.32)       (0.30)      (0.35)        (0.33)
 From net realized gains on investments ....     (0.54)          (0.61)        (2.28)       (1.50)      (0.57)           --
                                               -------         -------      --------     --------     -------       -------
   Total distributions .....................     (0.74)          (0.95)        (2.60)       (1.80)      (0.92)        (0.33)
                                               -------         -------      --------     --------     -------       -------
Net asset value, end of period .............   $ 14.08         $ 13.74      $  12.84     $  14.09     $ 13.52       $ 12.36
                                               =======         =======      ========     ========     =======       =======

Total return ...............................      8.11%          14.79%        10.81%       19.57%      17.63%        19.45%
Net assets, end of period (000's) ..........   $95,292         $98,717      $111,887     $105,813     $88,625       $83,941
Ratio of net investment expenses to average
 net assets ................................      1.08%(1)        1.11%         1.12%        1.24%       1.31%         1.27%
Ratio of net investment income to average
 net assets ................................      2.17%(1)        2.38%         2.54%        2.43%       2.42%         3.14%
Ratio of expenses before reimbursement and
 waiver to average net assets ..............        --              --            --           --          --          1.30%
Portfolio turnover rate ....................    116.31%         127.46%        84.55%      116.69%     117.88%       129.05%


(1)  Annualized.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


46 See Notes to Financial Statements.

BALANCED
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                   SIX MONTH
                                                  PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                 APRIL 30, 2000  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
                    CLASS A                       (UNAUDITED)       1999         1998         1997         1996          1995
-----------------------------------------------  --------------  -----------  -----------  -----------  -----------  -------------

Net asset value, beginning of period ..........   $ 13.72         $ 12.83       $14.05      $ 13.49      $ 12.34       $ 10.62
                                                  -------         -------       ------      -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................      0.21            0.29+        0.29+        0.23+        0.20+         0.23+
 Net realized and change in unrealized gain or
  loss on investments .........................      0.86            1.52         1.01         2.03         1.79          1.91
                                                  -------         -------       ------      -------      -------       -------
   Total income from investment
    operations ................................      1.07            1.81         1.30         2.26         1.99          2.14
                                                  -------         -------       ------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment income ...................     (0.19)          (0.31)       (0.24)       (0.20)       (0.27)        (0.42)
 From net realized gains on investments .......     (0.54)          (0.61)       (2.28)       (1.50)       (0.57)           --
                                                  -------         -------       ------      -------      -------       -------
   Total distributions ........................     (0.73)          (0.92)       (2.52)       (1.70)       (0.84)        (0.42)
                                                  -------         -------       ------      -------      -------       -------
Net asset value, end of period ................   $ 14.06         $ 13.72       $12.83      $ 14.05      $ 13.49       $ 12.34
                                                  =======         =======       ======      =======      =======       =======

Total return ..................................      8.01%          14.48%       10.44%       18.64%       16.83%        18.32%
Net assets, end of period (000's) .............   $33,674         $27,339       $7,544      $ 6,289      $ 3,783       $ 1,362
Ratio of net investment expenses to
 average net assets ...........................      1.33%(1)        1.36%        1.44%        1.99%        2.07%         2.04%
Ratio of net investment income to average net
 assets........................................      1.92%(1)        2.13%        2.22%        1.68%        1.60%         2.61%
Ratio of expenses before reimbursement and
 waiver to average net assets .................        --              --           --           --           --          2.07%
Portfolio turnover rate .......................    116.31%         127.46%       84.55%      116.69%      117.88%       129.05%


(1)  Annualized.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 47

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
BALANCED
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                            SIX MONTH         MARCH 1, 1999
                                           PERIOD ENDED     (DATE OF INITIAL
                                          APRIL 30, 2000    PUBLIC OFFERING)
                CLASS B                    (UNAUDITED)     TO OCTOBER 31, 1999
----------------------------------------  --------------   -------------------

Net asset value, beginning of period ...   $ 13.69             $ 13.00
                                           -------             -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................      0.21                0.13+
 Net realized and change in unrealized
  gain or loss on investments ..........      0.80                0.65
                                           -------             -------
   Total income from investment
    operations..........................      1.01                0.78
                                           -------             -------
LESS DISTRIBUTIONS:
 From net investment income ............     (0.14)              (0.09)
 From net realized gains on investments      (0.54)                 --
                                           -------             -------
   Total distributions .................     (0.68)              (0.09)
                                           -------             -------
Net asset value, end of period .........   $ 14.02             $ 13.69
                                           =======             =======

Total return ...........................      7.61%               6.02%
Net assets, end of period (000's) ......   $   595             $   745
Ratio of net investment expenses to
 average net assets ....................      2.08%(1)            2.11%(1)
Ratio of net investment income to
 average net assets ....................      1.17%(1)            1.38%(1)
Portfolio turnover rate ................    116.31%             127.46%


(1)  Annualized.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


48 See Notes to Financial Statements.

BALANCED
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                               SIX MONTH                      JUNE 30, 1998
                              PERIOD ENDED   YEAR ENDED     (DATE OF INITIAL
                             APRIL 30, 2000  OCTOBER 31,    PUBLIC OFFERING)
          CLASS C             (UNAUDITED)       1999       TO OCTOBER 31, 1998
---------------------------  --------------  -----------   -------------------

Net asset value, beginning
 of period ................   $ 13.63         $ 12.80          $13.27
                              -------         -------          ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ....      0.15            0.19+           0.07+
 Net realized and change in
  unrealized gain or loss on
  investments..............      0.86            1.52           (0.54)
                              -------         -------          ------
   Total income from
    investment operations .      1.01            1.71           (0.47)
                              -------         -------          ------
LESS DISTRIBUTIONS:
 From net investment income     (0.14)          (0.27)             --
 From net realized gains on
  investments..............     (0.54)          (0.61)             --
                              -------         -------          ------
   Total distributions ....     (0.68)          (0.88)             --
                              -------         -------          ------
Net asset value, end of
 period....................   $ 13.96         $ 13.63          $12.80
                              =======         =======          ======

Total return ..............      7.59%          13.64%          (3.54)%
Net assets, end of period
 (000's)...................   $ 1,594         $ 1,601          $  216
Ratio of net investment
 expenses to average net
 assets....................      2.08%(1)        2.11%           2.11%(1)
Ratio of net investment
 income to average net
 assets....................      1.17%(1)        1.38%           1.55%(1)
Portfolio turnover rate ...    116.31%         127.46%          84.55%


(1)  Annualized.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 49

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH AND INCOME
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                SIX MONTH
                                               PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                              APRIL 30, 2000  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
                  CLASS I                      (UNAUDITED)       1999         1998         1997         1996          1995
--------------------------------------------  --------------  -----------  -----------  -----------  -----------  -------------

Net asset value, beginning of period .......   $  16.74        $  15.26     $  18.08     $  15.74     $  13.46      $  11.11
                                               --------        --------     --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................       0.02            0.09+        0.12+        0.15+        0.19+         0.21+
 Net realized and change in unrealized gain
  or loss on investments ...................       1.21            3.26         0.51         5.00         3.09          2.27
                                               --------        --------     --------     --------     --------      --------
   Total income from investment operations .       1.23            3.35         0.63         5.15         3.28          2.48
                                               --------        --------     --------     --------     --------      --------
LESS DISTRIBUTIONS:
 From net investment income ................      (0.05)          (0.14)       (0.13)       (0.21)       (0.24)        (0.13)
 From net realized gains on investments ....      (3.00)          (1.73)       (3.32)       (2.60)       (0.76)           --
                                               --------        --------     --------     --------     --------      --------
   Total distributions .....................      (3.05)          (1.87)       (3.45)       (2.81)       (1.00)        (0.13)
                                               --------        --------     --------     --------     --------      --------
Net asset value, end of period .............   $  14.92        $  16.74     $  15.26     $  18.08     $  15.74      $  13.46
                                               ========        ========     ========     ========     ========      ========

Total return ...............................       8.41%          23.00%        3.80%       37.44%       25.69%        22.58%
Net assets, end of period (000's) ..........   $531,663        $558,913     $614,493     $595,969     $377,784      $356,803
Ratio of net investment expenses to average
 net assets ................................       0.83%(1)        0.86%        0.88%        1.00%        1.08%         1.10%
Ratio of net investment income to average
 net assets ................................       0.30%(1)        0.56%        0.71%        0.93%        1.35%         1.73%
Portfolio turnover rate ....................     102.45%         121.99%      160.48%      157.92%      106.09%       127.43%


(1)  Annualized.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


50 See Notes to Financial Statements.

GROWTH AND INCOME
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                  SIX MONTH
                                                 PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                APRIL 30, 2000  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
                   CLASS A                       (UNAUDITED)       1999         1998         1997         1996          1995
----------------------------------------------  --------------  -----------  -----------  -----------  -----------  -------------

Net asset value, beginning of period .........   $ 16.68         $ 15.22      $ 18.01      $ 15.69      $ 13.43       $ 11.08
                                                 -------         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................      0.02            0.05+        0.06+        0.03+        0.08+         0.12+
 Net realized and change in unrealized gain or
  loss on investments ........................      1.19            3.25         0.51         4.99         3.08          2.31
                                                 -------         -------      -------      -------      -------       -------
   Total income from investment operations ...      1.21            3.30         0.57         5.02         3.16          2.43
                                                 -------         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment income ..................     (0.03)          (0.11)       (0.04)       (0.10)       (0.14)        (0.08)
 From net realized gains on investments ......     (3.00)          (1.73)       (3.32)       (2.60)       (0.76)           --
                                                 -------         -------      -------      -------      -------       -------
   Total distributions .......................     (3.03)          (1.84)       (3.36)       (2.70)       (0.90)        (0.08)
                                                 -------         -------      -------      -------      -------       -------
Net asset value, end of period ...............   $ 14.86         $ 16.68      $ 15.22      $ 18.01      $ 15.69       $ 13.43
                                                 =======         =======      =======      =======      =======       =======

Total return .................................      8.32%          22.67%        3.42%       36.49%       24.70%        21.90%
Net assets, end of period (000's) ............   $82,696         $72,789      $23,603      $15,955      $ 6,638       $ 2,217
Ratio of net investment expenses to average
 net assets ..................................      1.08%(1)        1.11%        1.20%        1.75%        1.83%         1.84%
Ratio of net investment income to average net
 assets.......................................      0.05%(1)        0.31%        0.39%        0.18%        0.55%         1.14%
Portfolio turnover rate ......................    102.45%         121.99%      160.48%      157.92%      106.09%       127.43%


(1)  Annualized.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 51

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH AND INCOME
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                            SIX MONTH         MARCH 1, 1999
                                           PERIOD ENDED     (DATE OF INITIAL
                                          APRIL 30, 2000    PUBLIC OFFERING)
                CLASS B                    (UNAUDITED)     TO OCTOBER 31, 1999
----------------------------------------  --------------   -------------------

Net asset value, beginning of period ...   $ 16.66            $ 15.41
                                           -------            -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................     (0.01)             (0.05)+
 Net realized and change in unrealized
  gain or loss on investments ..........      1.17               1.31
                                           -------            -------
   Total income from investment
    operations..........................      1.16               1.26
                                           -------            -------
LESS DISTRIBUTIONS:
 From net investment income ............        --              (0.01)
 From net realized gains on investments      (2.97)                --
                                           -------            -------
   Total distributions .................     (2.97)             (0.01)
                                           -------            -------
Net asset value, end of period .........   $ 14.85            $ 16.66
                                           =======            =======

Total return ...........................      7.96%              8.17%
Net assets, end of period (000's) ......   $   923            $   493
Ratio of net investment expenses to
 average net assets ....................      1.83%(1)           1.86%(1)
Ratio of net investment income to
 average net assets ....................     (0.70)%(1)         (0.44)%(1)
Portfolio turnover rate ................    102.45%            121.99%


(1)  Annualized.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


52 See Notes to Financial Statements.

GROWTH AND INCOME
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                               SIX MONTH                      JUNE 30, 1998
                              PERIOD ENDED   YEAR ENDED     (DATE OF INITIAL
                             APRIL 30, 2000  OCTOBER 31,    PUBLIC OFFERING)
          CLASS C             (UNAUDITED)       1999       TO OCTOBER 31, 1998
---------------------------  --------------  -----------   -------------------

Net asset value, beginning
 of period ................   $ 16.59         $ 15.22         $ 16.92
                              -------         -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ....     (0.01)          (0.07)+         (0.01)+
 Net realized and change in
  unrealized gain or loss on
  investments..............      1.16            3.24           (1.69)
                              -------         -------         -------
   Total income from
    investment operations .      1.15            3.17           (1.70)
                              -------         -------         -------
LESS DISTRIBUTIONS:
 From net investment income        --           (0.07)             --
 From net realized gains on
 investments...............     (2.97)          (1.73)             --
                              -------         -------         -------
   Total distributions ....     (2.97)          (1.80)             --
                              -------         -------         -------
Net asset value, end of
 period....................   $ 14.77         $ 16.59         $ 15.22
                              =======         =======         =======

Total return ..............      7.91%          21.68%         (10.05)%
Net assets, end of period
 (000's)...................   $ 2,259         $ 1,787         $   569
Ratio of net investment
 expenses to average net
 assets....................      1.83%(1)        1.86%           1.86%(1)
Ratio of net investment
 income to average net
 assets....................     (0.70)%(1)      (0.44)%         (0.27)%(1)
Portfolio turnover rate ...    102.45%         121.99%         160.48%


(1)  Annualized.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 53

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
REAL ESTATE
================================================================================

Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                               SIX MONTH                    FEBRUARY 2, 1998
                              PERIOD ENDED   YEAR ENDED     (COMMENCEMENT OF
                             APRIL 30, 2000  OCTOBER 31,       OPERATIONS)
          CLASS I             (UNAUDITED)       1999       TO OCTOBER 31, 1998
---------------------------  --------------  -----------   -------------------

Net asset value, beginning
 of period ................    $ 7.82         $ 8.32           $ 10.00
                               ------         ------           -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ....      0.21           0.37+             0.25+
 Net realized and change in
  unrealized gain or loss on
  investments..............      0.55          (0.58)            (1.93)
                               ------         ------           -------
   Total income from
    investment operations .      0.76          (0.21)            (1.68)
                               ------         ------           -------
LESS DISTRIBUTIONS:
 From net investment income     (0.44)         (0.29)               --
                               ------         ------           -------
   Total distributions ....     (0.44)         (0.29)               --
                               ------         ------           -------
Net asset value, end of
 period....................    $ 8.14         $ 7.82           $  8.32
                               ======         ======           =======

Total return ..............     10.64%         (2.59)%          (16.80)%
Net assets, end of period
 (000's)...................    $3,239         $3,296           $ 3,970
Ratio of net investment
 expenses to average net
 assets....................      1.30%(1)       1.30%             2.00%(1)
Ratio of net investment
 income to average net
 assets....................      6.07%(1)       4.46%             2.70%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ....      2.54%(1)       3.40%             2.89%(1)
Portfolio turnover rate ...     55.02%         24.91%            63.79%


(1)  Annualized.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


54 See Notes to Financial Statements.

REAL ESTATE
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                               SIX MONTH                    FEBRUARY 2, 1998
                              PERIOD ENDED   YEAR ENDED     (COMMENCEMENT OF
                             APRIL 30, 2000  OCTOBER 31,       OPERATIONS)
          CLASS A             (UNAUDITED)       1999       TO OCTOBER 31, 1998
---------------------------  --------------  -----------   -------------------

Net asset value, beginning
 of period ................    $ 7.80         $ 8.30           $ 10.00
                               ------         ------           -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ....      0.31           0.35+             0.25+
 Net realized and change in
  unrealized gain or loss on
  investments..............      0.43          (0.57)            (1.95)
                               ------         ------           -------
   Total income from
    investment operations .      0.74          (0.22)            (1.70)
                               ------         ------           -------
LESS DISTRIBUTIONS:
 From net investment income     (0.42)         (0.28)               --
                               ------         ------           -------
   Total distributions ....     (0.42)         (0.28)               --
                               ------         ------           -------
Net asset value, end of
 period....................    $ 8.12         $ 7.80           $  8.30
                               ======         ======           =======

Total return ..............     10.44%         (2.76)%          (17.00)%
Net assets, end of period
 (000's)...................    $  901         $  769           $   266
Ratio of net investment
 expenses to average net
 assets....................      1.55%(1)       1.55%             2.19%(1)
Ratio of net investment
 income to average net
 assets....................      5.82%(1)       4.21%             2.51%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ....      2.79%(1)       3.65%             3.08%(1)
Portfolio turnover rate ...     55.02%         24.91%            63.79%


(1)  Annualized.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 55

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
REAL ESTATE
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                            SIX MONTH         MARCH 1, 1999
                                           PERIOD ENDED     (DATE OF INITIAL
                                          APRIL 30, 2000    PUBLIC OFFERING)
                CLASS B                    (UNAUDITED)     TO OCTOBER 31, 1999
----------------------------------------  --------------   -------------------

Net asset value, beginning of period ...    $ 7.77             $ 7.87
                                            ------             ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................      0.30               0.19+
 Net realized and change in unrealized
  gain or loss on investments ..........      0.41              (0.29)
                                            ------             ------
   Total income from investment
    operations..........................      0.71              (0.10)
                                            ------             ------
LESS DISTRIBUTIONS:
 From net investment income ............     (0.37)                --
                                            ------             ------
   Total distributions .................     (0.37)                --
                                            ------             ------
Net asset value, end of period .........    $ 8.11             $ 7.77
                                            ======             ======

Total return ...........................      9.97%             (1.27)%
Net assets, end of period (000's) ......    $  111             $  139
Ratio of net investment expenses to
 average net assets ....................      2.30%(1)           2.30%(1)
Ratio of net investment income to
 average net assets ....................      5.07%(1)           3.46%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets ......      3.54%(1)           4.40%(1)
Portfolio turnover rate ................     55.02%             24.91%


(1)  Annualized.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


56 See Notes to Financial Statements.

REAL ESTATE
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                               SIX MONTH                      JUNE 30, 1998
                              PERIOD ENDED   YEAR ENDED     (DATE OF INITIAL
                             APRIL 30, 2000  OCTOBER 31,    PUBLIC OFFERING)
          CLASS C             (UNAUDITED)       1999       TO OCTOBER 31, 1998
---------------------------  --------------  -----------   -------------------

Net asset value, beginning
 of period ................    $ 7.75         $ 8.29           $  9.45
                               ------         ------           -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ....      0.22           0.29+             0.05+
 Net realized and change in
  unrealized gain or loss on
  investments..............      0.50          (0.58)            (1.21)
                               ------         ------           -------
   Total income from
    investment operations .      0.72          (0.29)            (1.16)
                               ------         ------           -------
LESS DISTRIBUTIONS:
 From net investment income     (0.37)         (0.25)               --
                               ------         ------           -------
   Total distributions ....     (0.37)         (0.25)               --
                               ------         ------           -------
Net asset value, end of
 period....................    $ 8.10         $ 7.75           $  8.29
                               ======         ======           =======

Total return ..............     10.05%         (3.54)%          (12.28)%
Net assets, end of period
 (000's)...................    $  176         $  176           $    96
Ratio of net investment
 expenses to average net
 assets....................      2.30%(1)       2.30%             3.00%(1)
Ratio of net investment
 income to average net
 assets....................      5.07%(1)       3.46%             1.70%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ....      3.54%(1)       4.40%             3.89%(1)
Portfolio turnover rate ...     55.02%         24.91%            63.79%


(1)  Annualized.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 57